UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, Wisconsin			53202
(Address of principal executive offices)			(Zip code)

Christopher E. Kashmerick Trust for Advised Portfolios 2020 East Financial Way, Suite 100 Glendora, CA 91741
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(626) 914-7385

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1. Reports to Stockholders.

Annual Report

December 31, 2018

1919 FINANCIAL SERVICES FUND

1919 MARYLAND TAX-FREE INCOME FUND

1919 SOCIALLY RESPONSIVE BALANCED FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website, www.1919funds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Fund toll-free at 1-844-828-1919.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call the Funds toll-free at 1-844-828-1919 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.

Table of Contents

1919 Financial Services Fund
Letter to shareholders	1
Fund performance	4
Fund expenses	6
Fund at a glance	7
Schedule of investments	8
Statement of assets and liabilities	11
Statement of operations	12
Statements of changes in net assets	13
Financial highlights	14
1919 Maryland Tax-Free Income Fund
Letter to shareholders	17
Fund performance	21
Fund expenses	23
Fund at a glance	24
Schedule of investments	25
Statement of assets and liabilities	28
Statement of operations	29
Statements of changes in net assets	30
Financial highlights	31
1919 Socially Responsive Balanced Fund
Letter to shareholders	34
Fund performance	37
Fund expenses	39
Fund at a glance	40
Schedule of investments	41
Statement of assets and liabilities	47
Statement of operations	48
Statements of changes in net assets	49
Financial highlights	50
Notes to financial statements	54
Report of independent registered public accounting firm	67
Other information	69
Approval of investment advisory agreement	71
Trustee and officer information	74
Privacy notice	77
Directory of funds' service providers	Back Cover

1919 Funds 2018 Annual Report

1919 Financial Services Fund
Letter to shareholders (unaudited)

Dear Shareholder,

2018 started out strong following the Tax Cut and Jobs Act of 2017 and was proceeded by accelerating GDP growth throughout the year. However, as the year progressed, investors became increasingly pessimistic about prospects for global growth amidst a backdrop of Federal Reserve interest rate increases and trade tensions. The declines were most prevalent in the fourth quarter, as the S&P 500 Index dropped 13.5%. Financials were not immune as the S&P 500 Financials Index were down 13%. Small-Cap financials were hit harder during the quarter, down 16.8% as measured by the Russell 2000 Index of Financial stocks.

Looking forward, aided by a healthy U.S. consumer and strong corporate balance sheets, we expect solid earnings growth for Financials as we move through 2019. For example, the earnings growth for the S&P Financial Index in 2019, per financial data research firm FactSet, is 9.1% compared with 6.5% for the S&P 500 at the date of this writing. We also believe valuations will be a growth catalyst for Financials in 2019. For example, again as of this writing, large-cap and mid-cap banks are trading at a significant discount to the historical 20-year averages, but in our view are better regulated, capitalized and managed than before the Great Recession.

For the twelve months ended December 31, 2018, the 1919 Financial Services Fund Class I returned -14.72%. The Fund's unmanaged benchmarks, the S&P 500 Index and S&P 500 Financials Index, returned -4.38% and -13.03% respectively. The Lipper Financial Services Fund Category average returned -15.41% over the same time frame.

How did we respond to these changing market conditions?

The changes to the Fund's investments were stock specific rather than reacting to the overall market conditions. We added to a number of small-cap and large-cap banks, Financial Technology, and Insurance stocks especially during periods of market weakness. We pared back or sold a few positions with weaker fundamentals or those that were viewed as more fully valued.

1919 Funds 2018 Annual Report

1919 Financial Services Fund
Letter to shareholders (unaudited) (cont'd)

What were the leading contributors to performance?

Our selection of Financial Technology and Property and Casualty Insurance contributed the most to performance. The top five performing stocks were i3 Verticals Inc., Visa, Inc., Verisk Analytics Inc., First Connecticut Bancorp, Inc., and CoBiz Financial Inc. The first three of these companies benefitted from reporting solid revenue and EPS growth while the last two appreciated following announcements they were being acquired by other banks.

What were the leading detractors to performance?

The five stocks that performed the worst were Affiliated Managers Group, Inc., Bank OZK, Texas Capital Bancshares, Inc., First Western Financial, Inc., and Cadence Bancorporation Class A. The smaller and mid cap regional banks underperformed primarily in the fourth quarter as recessionary fears surfaced.

Thank you for your investment in 1919 Financial Services Fund. As always we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment goals.

Sincerely,

Christopher J. Perry, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Lee Robertson, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Charlie King, CFA
Portfolio Manager
1919 Investment Counsel, LLC

S&P 500 Index — The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

S&P 500 Financials Index — The S&P 500 Financials Index comprises those companies included in the S&P 500 that are classified as members of the Global Industry Classification Standard financials sector.

Lipper Financial Services Fund Category — Funds invest primarily in equity securities of companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies, and securities/brokerage firms.

Russell 2000 Index of Financial Stocks — Represents those financial companies who are included in the Russell 2000 index, which is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.

1919 Funds 2018 Annual Report

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Opinions expressed herein are as of 12/31/18 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small and medium-capitalization companies which tend to have limited liquidity and greater price volatility than larger-capitalization companies. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Funds 2018 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years. Assumes the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2018 Annual Report

Total Returns* as of December 31, 2018

	1 Year	5 Year	10 Year
1919 Financial Services Fund Class A
With Sales Charges†
Class A	-19.82%	5.61%	10.24%
Class C	-16.40	6.13	10.12
Without Sales Charges
Class A	-14.93	6.87	10.90
Class C	-15.57	6.13	10.12
Class I	-14.72	7.23	11.23
S&P 500 Index(i)	-4.38	8.49	13.12
S&P Financials Index(ii)	-13.03	8.16	10.91

*  Returns over one year are annualized.

†  Class A Shares have a maximum initial sales charge of 5.75% and Class C Shares have a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2018, the total annual operating expense ratios for Class A, Class C and Class I were 1.37%, 2.08% and 1.11%, respectively. The total net annual operating expense ratio for Class I was 1.10%(iii). Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease, and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

As of November 7, 2014, the Fund assumed the performance, financial and other historic information of the Legg Mason Investment Counsel Financial Services Fund. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The S&P 500 Financials Index is a capitalization-weighted index representing nine financial groups and fifty-three financial companies, calculated monthly with dividends reinvested at month-end.

(iii)  The Advisor has contractually agreed to waive fees and reimburse operating expenses through April 30, 2020

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018. The hypothetical example is based on a six-month period ended December 31, 2018.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-17.22%	$1,000.00	$827.80	1.35%	$6.22
Class C	-17.54	1,000.00	824.60	2.06	9.47
Class I	-17.13	1,000.00	828.70	1.05	4.84

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.40	1.35%	$6.87
Class C	5.00	1000.00	1,014.82	2.06	10.46
Class I	5.00	1000.00	1,019.91	1.05	5.35

1  For the six months ended December 31, 2018.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Funds 2018 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2018 Annual Report

Schedule of investments

December 31, 2018

1919 Financial Services Fund

Security	Shares	Value
Common Stocks — 98.5%
Capital Markets — 2.8%
Affiliated Managers Group Inc.	14,392	$1,402,357
Ameriprise Financial Inc.	38,425	4,010,417
CME Group Inc.	4,000	752,480
Total Capital Markets		6,165,254
Commercial Banks — 54.0%
Bank of America Corp.	278,000	6,849,920
Bank of the Ozarks Inc.	65,698	1,499,885
Banner Corp.	80,142	4,285,994
Berkshire Hills Bancorp Inc.	104,500	2,818,365
BOK Financial Corp.	36,314	2,662,906
Bryn Mawr Bank Corp.	70,000	2,408,000
Cadence BanCorp	160,000	2,684,800
Centerstate Banks Inc.	221,300	4,656,152
Coastal Financial Corp/WA	70,000	1,066,100	*
Columbia Banking System Inc.	131,805	4,783,203
Comerica Inc.	40,000	2,747,600
Farmers & Merchants Bank of Long Beach	200	1,540,000
First Financial Bancorp	57,000	1,352,040
First Foundation Inc.	163,000	2,096,180	*
First Merchants Corp.	28,000	959,560
First Western Financial Inc.	110,000	1,288,100	*
Franklin Financial Network Inc.	45,000	1,186,650	*
Heritage Financial Corp.	133,000	3,952,760
JPMorgan Chase & Co.	97,310	9,499,402
Level One Bancorp Inc.	80,000	1,794,400
MB Financial Inc.	94,000	3,725,220
National Commerce Corp.	30,000	1,080,000	*
Northrim Bancorp Inc.	39,100	1,285,217
Pacific City Financial Corp.	115,000	1,799,750
Pacific Premier Bancorp Inc.	65,263	1,665,512	*
People's Utah Bancorp	102,000	3,075,300
PNC Financial Services Group Inc.	29,000	3,390,390
QCR Holdings Inc.	126,500	4,059,385
SmartFinancial Inc.	50,000	913,500	*
Sterling Bancorp	268,200	4,427,982
SunTrust Banks Inc.	69,000	3,480,360
SVB Financial Group	26,000	4,937,920	*
TCF Financial Corp.	110,000	2,143,900

1919 Funds 2018 Annual Report

1919 Financial Services Fund

Security	Shares	Value
Commercial Banks — continued
Texas Capital Bancshares Inc.	100,000	$5,109,000	*
Towne Bank/Portsmouth VA	48,812	1,169,058
U.S. Bancorp	60,500	2,764,850
Univest Corp. of Pennsylvania	55,126	1,189,068
Webster Financial Corp.	93,895	4,628,085
Western Alliance Bancorp	116,000	4,580,840	*
Wintrust Financial Corp.	70,000	4,654,300
Total Commercial Banks		120,211,654
Consumer Finance — 2.2%
Discover Financial Services	84,000	4,954,320
Total Consumer Finance		4,954,320
Diversified Financial Services — 6.3%
Charles Schwab Corp.	96,000	3,986,880
Intercontinental Exchange Inc.	90,500	6,817,365
Voya Financial Inc.	78,000	3,130,920
Total Diversified Financial Services		13,935,165
Insurance — 11.8%
American Financial Group Inc.	44,650	4,042,164
Brown & Brown Inc.	134,000	3,693,040
Chubb Limited	52,500	6,781,950
Hanover Insurance Group Inc.	40,000	4,670,800
Marsh & McLennan Cos Inc.	68,000	5,423,000
RenaissanceRe Holdings Ltd	13,000	1,738,100
Total Insurance		26,349,054
IT Services — 11.8%
Black Knight Inc.	67,000	3,019,020	*
Fidelity National Information Services Inc.	27,000	2,768,850
Fiserv Inc.	43,680	3,210,043	*
Global Payments Inc.	45,699	4,712,938
I3 Verticals Inc.	110,480	2,662,568	*
Visa Inc., Class A Shares	54,400	7,177,536
Worldpay Inc.	35,000	2,675,050	*
Total IT Services		26,226,005
Professional Services — 0.8%
Verisk Analytics Inc., Class A Shares	15,500	1,690,120	*
Total Professional Services		1,690,120
Real Estate Investment Trust (REITs) — 4.1%
Crown Castle International Corp.	49,000	5,322,870
Simon Property Group LP	23,500	3,947,765
Total Real Estate Investment Trust (REITs)		9,270,635

1919 Funds 2018 Annual Report

Schedule of investments (cont'd)

December 31, 2018

1919 Financial Services Fund

Security		Shares	Value
Thrifts & Mortgage Finance — 4.7%
Bridgewater Bancshares Inc.		165,000	$1,740,750	*
FS Bancorp Inc.		17,000	728,960
Merchants Bancorp/IN		90,000	1,796,400
Riverview Bancorp Inc.		125,000	910,000
Territorial Bancorp Inc.		65,000	1,688,700
WSFS Financial Corp.		92,803	3,518,162
Total Thrifts & Mortgage Finance			10,382,972
Total Common Stocks (Cost — $172,993,465)			219,185,179
	Rate
Short-Term Investment — 1.8%
Fidelity Investments Money Market — Government Portfolio — Class I	2.250%	4,082,804	4,082,804	(a)
Total Short-Term Investment (Cost — $4,082,804)			4,082,804
Total Investments — 100.3% (Cost — $177,076,269)			223,267,983
Liabilities in Excess of Other Assets — (0.3)%			(758,541)
Total Net Assets — 100.0%			$222,509,442

Notes:

*  Non-income producing security

(a)  The rate reported is the annualized seven-day yield at period end.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Financial Services Fund

Statement of assets and liabilities

December 31, 2018

Assets:
Investments in securities at value (cost $177,076,269)	$223,267,983
Cash	8,580
Foreign currency at value (cost $17,785)	17,091
Receivable for Fund shares sold	724,705
Dividends and interest receivable	145,130
Prepaid expenses	27,946
Total Assets	224,191,435
Liabilities:
Payable for Fund shares repurchased	975,448
Advisory fees payable	161,539
Distribution fees payable	375,796
Accrued other expenses	169,210
Total Liabilities	1,681,993
Net Assets	$222,509,442
Components of Net Assets:
Paid-in capital	$176,307,111
Total distributable earnings	46,202,331
Net Assets	$222,509,442
Class A:
Net Assets	$71,081,807
Shares Issued and Outstanding	3,122,122
Net Asset Value and Redemption Price	$22.77
Maximum Public Offering Price (based on maximum initial sales charge of 5.75%)	$24.16
Class C:
Net Assets	$46,763,494
Shares Issued and Outstanding	2,239,176
Net Asset Value, Redemption Price* and Offering Price Per Share	$20.88
Class I:
Net Assets	$104,664,141
Shares Issued and Outstanding	4,554,058
Net Asset Value, Redemption Price and Offering Price Per Share	$22.98

* Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase. (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Financial Services Fund

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Dividend income	$4,197,702
Investment interest income	99,870
Total Investment Income	4,297,572
Expenses:
Advisory fees (Note 3)	2,238,471
Distribution fees (Note 6)	854,403
Transfer agent fees and expenses (Note 3 & Note 6)	393,119
Administration and fund accounting fees (Note 3)	159,084
Shareholder reporting fees	56,783
Registration fees	53,374
Custody fees (Note 3)	25,980
Audit fees	15,000
Legal fees	13,075
Trustees' fees (Note 3)	11,796
Miscellaneous	9,495
Compliance fees (Note 3)	6,287
Insurance fees	5,195
Total Expenses	3,842,062
Net investment Income	455,510
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain on investments	3,607,323
Net change in unrealized appreciation/depreciation on:
Investments	(47,289,426)
Foreign currency	(1,471)
Translation of assets and liabilities denominated in foreign currency	(1,062)
Net Change in Unrealized Appreciation/Depreciation	(47,291,959)
Net Realized and Unrealized Loss on Investments	(43,684,636)
Net Decrease in Net Assets Resulting from Operations	$(43,229,126)

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Financial Services Fund

Statements of changes in net assets

For the year ended December 31,	2018	2017
Increase (Decrease) in Net Assets from: Operations:
Net investment income	$455,510	$183,450
Net realized gain (loss)	3,607,323	(62,823)
Net change in unrealized appreciation/depreciation	(47,291,959)	29,421,001
Net Increase (Decrease) in Net Assets Resulting From Operations	(43,229,126)	29,541,628
Distributions to Shareholders:
Class A	(1,185,165)	—
Class C	(822,722)	—
Class I	(2,040,861)	(151,413)
Total Distributions to Shareholders	(4,048,748)	(151,413)*
Capital Transactions:
Net proceeds from shares sold	138,066,099	104,206,746
Reinvestment of distributions	3,778,413	143,794
Cost of shares repurchased	(125,012,334)	(53,007,703)
Net Increase in Net Assets From Capital Transactions	16,832,178	51,342,837
Total Increase (Decrease) in Net Assets	(30,445,696)	80,733,052
Net Assets:
Beginning of year	252,955,138	172,222,086
End of year	$222,509,442	$252,955,138 **

*  Distribution is from net investment income.

**  Includes undistributed net investment income of $6,843.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Financial Services Fund

Financial highlights

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class A Shares	2018	2017	2016	2015	2014[1]	2014[2]
Net asset value, beginning of period	$27.16	$23.69	$19.28	$19.40	$18.63	$15.13
Income from investment operations:
Net investment income[3]	0.05	0.04	0.08	0.11	0.06	0.05
Net realized and unrealized gain (loss) on investments	(4.08)	3.43	5.02	1.17	1.21	3.47
Total income (loss) from investment operations	(4.03)	3.47	5.10	1.28	1.27	3.52
Less distributions:
From net investment income	(0.01)	—	(0.06)	(0.09)	(0.07)	(0.02)
From net realized gain on investments	(0.35)	—	(0.63)	(1.31)	(0.43)	—
Total distributions	(0.36)	0.00	(0.69)	(1.40)	(0.50)	(0.02)
Net asset value, end of period	$22.77	$27.16	$23.69	$19.28	$19.40	$18.63
Total return[4]	-14.93%	14.65%	26.46%	6.53%	6.81%[5]	23.26%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$71,082	$118,310	$92,948	$70,630	$64,795	$77,220
Ratios to average net assets Gross expenses	1.33%	1.37%	1.46%	1.45%	1.44%[6]	1.46%
Net expenses[8]	1.33	1.37	1.46[9]	1.45	1.44[6,7,9]	1.46[7]
Net investment income	0.19	0.16	0.43	0.54	0.44[6]	0.27
Portfolio turnover rate	18%	4%	8%	20%	11%[5]	14%

1  For the period ended April 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended March 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Not annualized.

6  Annualized.

7  The impact of compensating balance arrangements, if any, was less than 0.01%.

8  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.50% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2020 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.46%. See Note 3.

9  Reflects fee waivers and/or expense reimbursements.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class C Shares	2018	2017	2016	2015	2014[1]	2014[2]
Net asset value, beginning of period	$25.12	$22.07	$18.06	$18.30	$17.63	$14.40
Income from investment operations:
Net investment loss[3]	(0.13)	(0.13)	(0.04)	(0.03)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments	(3.76)	3.18	4.68	1.10	1.14	3.29
Total income (loss) from investment operations	(3.89)	3.05	4.64	1.07	1.11	3.23
Less distributions:
From net investment income	—	—	—	—	(0.01)	—
From net realized gain on investments	(0.35)	—	(0.63)	(1.31)	(0.43)	—
Total distributions	(0.35)	0.00	(0.63)	(1.31)	(0.44)	0.00
Net asset value, end of period	$20.88	$25.12	$22.07	$18.06	$18.30	$17.63
Total return[4]	-15.57%	13.82%	25.67%	5.77%	6.28%[5]	22.43%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$46,763	$53,667	$37,271	$26,919	$25,498	$26,484
Ratios to average net assets Gross expenses	2.05%	2.08%	2.19%	2.22%	2.14%[8]	2.13%
Net expenses[7]	2.05	2.08	2.13[9]	2.13[9]	2.11[6,8,9]	2.13[6]
Net investment loss	(0.52)	(0.55)	(0.24)	(0.15)	(0.20)[8]	(0.40)
Portfolio turnover rate	18%	4%	8%	20%	11%[5]	14%

1  For the period ended April 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended March 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Not annualized.

6  The impact of compensating balance arrangements, if any, was less than 0.01%.

7  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.25% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2020 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 2.13%. See Note 3.

8  Annualized.

9  Reflects fee waivers and/or expense reimbursements.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Financial Services Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class I Shares	2018	2017	2016	2015	2014[1]	2014[2]
Net asset value, beginning of period	$27.41	$23.90	$19.42	$19.50	$18.71	$15.17
Income from investment operations:
Net investment income[3]	0.14	0.11	0.17	0.19	0.12	0.12
Net realized and unrealized gain (loss) on investments	(4.14)	3.45	5.08	1.18	1.21	3.49
Total income (loss) from investment operations	(4.00)	3.56	5.25	1.37	1.33	3.61
Less distributions:
From net investment income	(0.08)	(0.05)	(0.14)	(0.14)	(0.11)	(0.07)
From net realized gain on investments	(0.35)	—	(0.63)	(1.31)	(0.43)	—
Total distributions	(0.43)	(0.05)	(0.77)	(1.45)	(0.54)	(0.07)
Net asset value, end of period	$22.98	$27.41	$23.90	$19.42	$19.50	$18.71
Total return[4]	-14.72%	14.95%[5]	27.01%	6.93%	7.10%[6]	23.75%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$104,664	$80,979	$42,003	$24,432	$24,873	$25,360
Ratios to average net assets Gross expenses	1.06%	1.11%	1.18%	1.20%	1.10%[9]	1.05%
Net expenses[8]	1.06	1.10[10]	1.05[10]	1.05[10]	1.06[7,9,10]	1.05[7]
Net investment income	0.49	0.44	0.84	0.93	0.84[9]	0.68
Portfolio turnover rate	18%	4%	8%	20%	11%[6]	14%

1  For the period ended April 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended March 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Total return reflects adjustments to conform to generally accounting principles.

6  Not Annualized.

7  The impact of compensating balance arrangements, if any, was less than 0.01%.

8  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.25% of the average net assets of Class I shares. See Note 3. This expense limitation arrangement cannot be terminated prior to April 30, 2020 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.05%.

9  Annualized.

10  Reflects fee waivers and/or expense reimbursements.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Maryland Tax-Free Income Fund
Letter to shareholders (unaudited)

Dear Shareholder,

Municipal bonds provided sanctuary from the late-year chaos within the financial markets, serving the role of safe-haven along with Treasury bonds for beleaguered investors. The Bloomberg Barclays Municipal Bond Index, the 1919 Maryland Tax-Free Fund's primary benchmark and a proxy for the entire municipal market, returned a sturdy 1.69% during the volatile fourth quarter. The flight-to-quality rally pushed the index into the black for the year, as calendar year returns were 1.28%. Performance for the 1919 Maryland Tax-Free Fund were competitive versus the broad benchmark's returns, as the I-shares posted a gain of 1.26% for the year ending December 31, 2018. In addition, our continued defensive posture and commitment to a short-duration portfolio served shareholders well versus other Maryland-specific funds. The 1919 Fund outperformed its Lipper peer group by 43 basis points over the past twelve months, finishing 7th out of 22 Maryland funds within its universe. As of 12/31/18, Class I shares had an Overall Morningstar Rating of 5 stars among 139 U.S. Municipal Single State Intermediate Funds based upon risk-adjusted returns derived from a weighted average of the performance figures associated with 3-, 5- and 10-year (if applicable) Morningstar Ratings metrics.

The path of Treasury yields usually sets the course for other investment grade fixed income securities, municipal bonds included. Therefore, it is not unexpected that municipal yields moved higher in 2018 despite the strong rally late in the year. The Federal Reserve, now chaired by Trump nominee Jerome Powell, maintained the strategy of previous Fed Chairman Janet Yellen by raising overnight interest rates once a quarter, which pressured short maturity yields higher. Concurrently, the Committee remained committed to reducing the amount of longer maturity Treasury bonds the Fed owned on its balance sheet. These bonds were bought during the credit crisis in an attempt to keep borrowing costs low and stimulate the economy. Not surprisingly, the Fed's reduced demand for these securities forced longer maturity yields higher as well.

However, within the backdrop of higher Treasury yields, municipal bonds actually benefitted from a healthy technical environment. Despite passage of a tax cut that on the surface should reduce the value of a tax-free income stream, demand for

1919 Funds 2018 Annual Report

1919 Maryland Tax-Free Income Fund
Letter to shareholders (unaudited) (cont'd)

tax-free income remained resilient for most of the year. We believe the limitation of the deductibility of state and local taxes (i.e. SALT) for high income residents played a role in this demand dynamic, creating the possibility of a higher tax bill despite lower marginal tax rates. Traditional and dependable tax havens such as municipal bonds were beneficiaries as wealthy tax payers await the result of this April's tax season before deciding how to navigate the current ambiguity of the law. We expect investors' worries will prove valid, particularly within wealthy, high-tax states such as Maryland, where the new $10,000 limit on SALT deductions in most cases will be reached quickly, resulting in a higher tax bill despite cosmetically lower marginal tax rates. Maryland tax-free bonds should benefit accordingly.

As demand remains firm, we are somewhat optimistic that the supply of newly issued bonds will rebound versus the pace seen in 2018. Nationally, according to The Bond Buyer, municipal issuance was down 24.4% versus the prior year, with Maryland showing an even steeper 48% drop in the volume of tax-free bonds sold. Much of the volume shortfall arose from municipalities being prohibited by the Tax Reform Act from selling new bonds to advance-refund outstanding, higher-yielding debt. This popular refunding technique made up nearly half of new issuance during the historically low interest rate environment of the past few years, so its absence skews the yearly comparison. In addition, the 2017 supply data was bloated as a record amount of bonds were sold in December of 2017 prior to the uncertainties of the new tax laws effective in 2018. However, looking deeper into the makeup of the 2018 supply picture, "new money"

issuance used for capital expenditures surprisingly was a touch higher. We expect that trend will continue, primarily because we are optimistic that a bipartisan infrastructure bill seems one of the few items likely to pass within the divided government following the mid-term elections.

As we head into what we believe is a more balanced technical backdrop with supply better aligned with demand, we will continue to extend maturities where appropriate to take advantage of the higher, more attractive interest rate environment. While it is possible that yields move higher from here, it seems the Federal Reserve's previous tightening moves successfully cooled the prospects for an overheating in the economy, and more importantly eased expectations for future inflation. The prevailing volatility within other risk-based assets, primarily equities, should likewise buoy the prospects of conservative, high-quality assets such as tax-free bonds. While we forecast the economy to slow from the sturdy pace of mid-2018, we do not forecast a recession this year, so credit trends within the municipal space should remain healthy. That being said, we will employ our credit resources to manage risk accordingly, particularly with regards to specific pension problems, as well as isolated pockets of weakness should property values and subsequent property tax revenues suffer as an unintended and unwelcomed consequence of the SALT deduction limitation.

Sincerely,

R. Scott Pierce, CFA
Portfolio Manager
1919 Investment Counsel, LLC

1919 Funds 2018 Annual Report

Basis point is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Bloomberg Barclays Municipal Bond Index is an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. One cannot invest in an index.

Duration is a measure of the sensitivity of the price, the value of principal, of a fixed-income investment to a change in interest rates and is expressed as a number of years.

Investment grade is a rating that indicates that a municipal or corporate bond has a relatively low risk of default.

The Morningstar RatingTM for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history without adjustment for sales load. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar RatingTM for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar RatingTM metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. Class I shares of the Fund were rated against 139, 137, and 116 U.S. Municipal Single State Intermediate Funds over the 3-, 5- and 10-year periods, respectively. With respect to these funds, Class I shares of the Fund received Morningstar Ratings of 4, 4, and 5 as of December 31, 2018. Ratings shown are for the highest and lowest rated share classes only, when available. Other share classes have different expense structures and performance characteristics. Classes have a common portfolio. ©2019 Morningstar Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Opinions expressed herein are as of 12/31/18 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

1919 Funds 2018 Annual Report

1919 Maryland Tax-Free Income Fund
Letter to shareholders (unaudited) (cont'd)

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to others if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk; Principal loss is possible. Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund, specifically in the State of Maryland issues. The Fund is susceptible to adverse economic, political, tax, or regulatory changes specific to Maryland, which may magnify other risks and make the Fund more volatile than a municipal bond fund that invests in more than one state. Income from tax-exempt funds may become subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors. Please see the Fund's prospectus for a more complete discussion of these and other risks, and the Fund's investment strategies.

Nothing contained in this communication constitutes tax or investment advice.

Investors must consult their tax advisor for advice and information concerning their particular situation.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Funds 2018 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years. Assumes the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2018 Annual Report

Fund performance (unaudited) (cont'd)

Total Returns* as of December 31, 2018

	1 Year	5 Year	10 Year	Since Inception**
1919 Maryland Tax-Free Income Fund
With Sales Charges†
Class A	-3.25%	1.49%	3.58%	N/A
Class C	-0.49	1.81	N/A	2.82%
Without Sales Charges
Class A	1.04	2.37	4.03	N/A
Class C	0.49	1.81	N/A	2.82
Class I	1.26	2.52	N/A	N/A
Bloomberg Barclays Municipal Bond Index(i)	1.28	3.82	4.85	4.41

*  Returns over one year are annualized.

**  The Inception date for Class C was February 5, 2009.

†  Class A Shares have a maximum initial sales charge of 4.25% and Class C Shares have a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2018, the total gross annual operating expense ratios for Class A, Class C and Class I were 0.97%, 1.54% and 0.88%, respectively. The total net annual operating expense ratios for Class A, Class C and Class I were 0.75%(ii), 1.30%(ii) and 0.60%(ii), respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

As of November 7, 2014, the Fund assumed the performance, financial and other historic information of the Legg Mason Investment Counsel Maryland Tax-Free Income Trust. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

(i)  The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index was previously named the Barclays Municipal Bond Index.

(ii)  The Advisor has contractually agreed to waive fees and reimburse operating expenses through April 30, 2020.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018. The hypothetical example is based on a six-month period ended December 31, 2018.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.16%	$1,000.00	$1,011.60	0.75%	$3.80
Class C	0.88	1,000.00	1,008.80	1.30	6.58
Class I	1.23	1,000.00	1,012.30	0.60	3.04

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,021.42	0.75%	$3.82
Class C	5.00	1,000.00	1,018.65	1.30	6.61
Class I	5.00	1,000.00	1,022.18	0.60	3.06

1  The six months ended December 31, 2018.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Funds 2018 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2018 Annual Report

Schedule of investments

December 31, 2018

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 99.1%
Education — 16.6%
Maryland Stadium Authority	5.000%	5/1/42	$2,000,000	$2,258,980
Maryland State EDC, Student Housing Revenue Bonds:
Frostburg State University Project	4.000%	10/1/19	500,000	505,925
Frostburg State University Project	4.000%	10/1/20	500,000	512,625
Maryland Economic Development Corp.	5.000%	7/1/36	250,000	271,795
Salisbury University Project	5.000%	6/1/27	455,000	483,615
Senior Morgan State University Project	5.000%	7/1/27	1,870,000	1,964,641
University of Maryland, College Park Projects	5.000%	7/1/31	500,000	536,325
Maryland State Health & Higher EFA Revenue Bonds:
College of Notre Dame of Maryland	4.000%	10/1/25	1,645,000	1,685,960
Good Samaritan Hospital of Maryland	1.300%	4/1/35	3,400,000	3,400,000	(c)
Johns Hopkins University	5.000%	7/1/21	2,000,000	2,153,400
Maryland Institute College of Art	4.000%	6/1/42	250,000	248,487
Total Education				14,021,753
Health Care — 20.7%
County of Baltimore, MD, Oak Crest Village Inc.	5.000%	1/1/30	495,000	555,717
County of Prince George's, MD, COPS	3.000%	10/1/31	2,500,000	2,471,175
Maryland State Health & Higher EFA Revenue Bonds:
Adventist Rehabilitation Hospital	5.500%	1/1/27	1,250,000	1,473,575
Anne Arundel Health System	1.270%	7/1/43	600,000	600,000	(c)
Carroll Hospital Center Inc.	5.000%	7/1/21	1,005,000	1,081,058
Greater Baltimore Medical Center Inc.	1.520%	7/1/25	800,000	800,000	(c)
Helix Health Issue, AMBAC	5.250%	8/15/38	3,000,000	3,557,220
James Lawrence Kernan Hospital	5.000%	7/1/34	50,000	50,578
James Lawrence Kernan Hospital	1.000%	7/1/41	600,000	600,000	(c)
MedStar Health Obligated Group	5.000%	5/15/42	2,000,000	2,194,580
Refunding, Mercy Ridge	4.750%	7/1/34	3,200,000	3,203,296
The Johns Hopkins Hospital Issue	7.000%	7/1/19	890,000	880,887	(a)
Total Health Care				17,468,086
Housing — 8.9%
Maryland Community Development Administration Local Government Infrastructure	4.000%	6/1/47	1,000,000	1,017,960
Maryland State Community Development Administration, Department of Housing and Community Development:
Bolton North LP	3.350%	9/15/34	1,000,000	981,960
Local Government Infrastructure, Senior Lien	4.000%	6/1/30	4,485,000	4,527,204
Local Government Infrastructure, Subordinate Lien	4.000%	6/1/30	1,000,000	1,015,080
Total Housing				7,542,204
Industrial Revenue — 0.7%
Maryland EDC, EDR, Lutheran World Relief Inc. and Immigration and Refugee Service	5.250%	4/1/29	565,000	566,435
Total Industrial Revenue				566,435

1919 Funds 2018 Annual Report

Schedule of investments (cont'd)

December 31, 2018

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Leasing — 1.3%
Montgomery County, MD, Lease Revenue, Metrorail Garage Project	5.000%	6/1/24	$1,000,000	$1,071,230
Total Leasing				1,071,230
Local General Obligation — 14.3%
Anne Arundel County, Maryland, GO Bonds, Water & Sewer	4.000%	4/1/27	1,150,000	1,230,040
Baltimore County, Maryland, GO Bonds	4.000%	8/1/23	1,270,000	1,309,446
County of Baltimore, Maryland	5.000%	3/1/30	1,000,000	1,188,370
County of Montgomery, Maryland	0.980%	11/1/37	2,600,000	2,600,000	(c)
Howard County, Maryland, GO Bonds, Consolidated Public Improvement Project and Refunding Bonds	5.000%	8/15/19	1,000,000	1,019,950
Howard County, Maryland, GO Bonds, Consolidated Public Improvement Project and Refunding Bonds	3.000%	2/15/29	3,000,000	3,020,790
State of Maryland	4.000%	8/1/29	500,000	532,465
State of Maryland	5.000%	3/15/31	1,000,000	1,185,910
Total Local General Obligation				12,086,971
Pre-Refunded/Escrowed to Maturity (b) — 16.1%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds, Water Projects	5.000%	7/1/24	3,800,000	4,237,228
Maryland State Department of Transportation, Consolidated Transportation Revenue Bonds	5.000%	2/15/25	5,000,000	5,330,750
Maryland State Health & Higher EFA Revenue Bonds:
Anne Arundel Health System	6.750%	7/1/29	2,000,000	2,048,220
James Lawrence Kernan Hospital	5.000%	7/1/34	950,000	965,039
University of Maryland Medical System	5.125%	7/1/39	1,000,000	1,016,440
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/28	15,000	15,317
Total Pre-Refunded/Escrowed to Maturity				13,612,994
Special Tax Obligation — 3.7%
Frederick County, MD, Special Obligation, Urbana Community Development	5.000%	7/1/30	3,000,000	3,134,580
Total Special Tax Obligation				3,134,580
Transportation — 6.3%
Maryland State Department of Transportation, Consolidated Transportation Revenue Bonds	4.000%	5/1/30	3,000,000	3,324,840
Maryland State Transportation Authority Transportation Facilities Project Revenue	3.000%	7/1/31	2,000,000	1,979,400
Total Transportation				5,304,240
Water & Sewer — 10.5%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds:
Wastewater Projects, FGIC	5.000%	7/1/22	1,170,000	1,244,084
Water Projects, FGIC	5.000%	7/1/24	1,160,000	1,230,215

1919 Funds 2018 Annual Report

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Water & Sewer — continued
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds	6.000%	6/1/19	$3,665,000	$3,729,651
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds	1.260%	6/1/23	1,500,000	1,500,000	(c)
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds	5.000%	6/1/37	1,000,000	1,146,290
Total Water & Sewer				8,850,240
Total Municipal Bonds — 99.1% (Cost — $80,425,682)				83,658,733
Other Assets in Excess of Liabilities — 0.9%				727,369
Total Net Assets — 100.0%				$84,386,102

(a)  Zero coupon bond. Rate shown is effective yield of the position.

(b)  Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)  Variable rate security. Rate is determined on a periodic basis by Remarketing Agents to make a market for the bonds. Interest rate disclosed is rate at period end.

Abbreviations used in this schedule:

AMBAC  — American Municipal Bond Assurance Corporation — Insured Bonds

COPS  — Community Oriented Policing Services

EDC  — Economic Development Corporation

EDR  — Economic Development Revenue

EFA  — Educational Facilities Authority

FGIC  — Financial Guaranty Insurance Company — Insured Bonds

GO  — General Obligation

Ratings table* (unaudited)

Standard & Poor's/Moody's/Fitch**
AAA/Aaa	38.0%
AA/Aa	34.7%
A	17.4%
BBB/Baa	9.9%
100.0%

*  As a percentage of total investments.

**  The ratings shown are based on each portfolio security's rating as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Maryland Tax-Free Income Fund

Statement of assets and liabilities

December 31, 2018

Assets:
Investments in securities at value (cost $80,425,682)	$83,658,733
Receivable for Fund shares sold	275,218
Interest receivable	1,097,761
Prepaid expenses	19,066
Total Assets	85,050,778
Liabilities:
Payable for Fund shares repurchased	506,149
Payable to custodian	19,798
Distributions to shareholders	22,341
Advisory fees payable	18,509
Distribution fees payable	21,079
Accrued other expenses	76,800
Total Liabilities	664,676
Net Assets	$84,386,102
Components of Net Assets:
Paid-in capital	$83,817,110
Total distributable earnings	568,992
Net Assets	$84,386,102
Class A:
Net Assets	$55,709,510
Shares Issued and Outstanding	3,631,269
Net Asset Value and Redemption Price	$15.34
Maximum Public Offering Price (based on maximum initial sales charge of 4.25%)	$16.02
Class C:
Net Assets	$14,420,551
Shares Issued and Outstanding	939,965
Net Asset Value, Redemption Price* and Offering Price Per Share	$15.34
Class I:
Net Assets	$14,256,041
Shares Issued and Outstanding	928,843
Net Asset Value, Redemption Price and Offering Price Per Share	$15.35

*  Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Maryland Tax-Free Income Fund

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Interest Income	$3,351,382
Expenses:
Advisory fees (Note 3)	502,561
Distribution fees (Note 6)	203,475
Transfer agent fees and expenses (Note 3 & Note 6)	112,658
Administration and fund accounting fees (Note 3)	83,240
Registration fees	36,258
Audit fees	19,999
Legal fees	13,075
Trustees' fees (Note 3)	11,796
Shareholder reporting fees	8,804
Miscellaneous	8,705
Compliance fees (Note 3)	6,456
Custody fees (Note 3)	6,073
Insurance fees	3,499
Total Expenses	1,016,599
Expenses waived by the Adviser (Note 3)	(264,876)
Net Expenses	751,723
Net Investment Income	2,599,659
Realized and Unrealized Loss on Investments
Net Realized Loss on Investments	(113,540)
Net Change in Unrealized Appreciation/Depreciation on Investments	(1,688,664)
Net Realized and Unrealized Loss on Investments	(1,802,204)
Net Increase in Net Assets Resulting from Operations	$797,455

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Maryland Tax-Free Income Fund

Statements of changes in net assets

For the year ended December 31,	2018	2017
Increase (Decrease) in Net Assets from: Operations:
Net investment income	$2,599,659	$3,244,717
Net realized loss on investments	(113,540)	(2,454,303)
Net change in unrealized appreciation/depreciation on investments	(1,688,664)	714,049
Net Increase in Net Assets Resulting From Operations	797,455	1,504,463
Distributions to Shareholders:
Class A	(1,789,526)	(2,283,135)
Class C	(377,370)	(459,972)
Class I	(432,763)	(501,610)
Total Distributions to Shareholders	(2,599,659)	(3,244,717)*
Capital Transactions:
Net proceeds from shares sold	9,831,149	10,499,705
Reinvestment of distributions	2,318,081	2,852,289
Cost of shares repurchased	(28,001,996)	(35,485,458)
Net Decrease in Net Assets From Capital Transactions	(15,852,766)	(22,133,464)
Total Decrease in Net Assets	(17,654,970)	(23,873,718)
Net Assets:
Beginning of year	102,041,072	125,914,790
End of year	$84,386,102	$102,041,072 **

*  Distribution was from net investment income for all classes.

**  Includes undistributed net investment income of $24,555.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Maryland Tax-Free Income Fund

Financial highlights

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class A Shares	2018	2017	2016	2015	2014[1]	2014[2]
Net asset value, beginning of period	$15.63	$15.86	$16.15	$16.45	$16.31	$17.07
Income (loss) from investment operations:
Net investment income[3]	0.45	0.44	0.55	0.61	0.46	0.59
Net realized and unrealized gain (loss) on investments	(0.29)	(0.23)	(0.29)	(0.30)	0.14	(0.76)
Total income (loss) from investment operations	0.16	0.21	0.26	0.31	0.60	(0.17)
Less distributions:
From net investment income	(0.45)	(0.44)	(0.55)	(0.61)	(0.46)	(0.59)
Total distributions	(0.45)	(0.44)	(0.55)	(0.61)	(0.46)	(0.59)
Net asset value, end of period	$15.34	$15.63	$15.86	$16.15	$16.45	$16.31
Total return[4]	1.04%	1.34%	1.59%	1.89%	3.74%[5]	-0.94%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$55,710	$69,068	$88,823	$93,064	$103,501	$117,797
Ratios to average net assets Gross expenses	1.04%	0.97%	0.95%	0.93%	0.91%[6]	0.83%
Net expenses[7]	0.75	0.75	0.75	0.75	0.75[6,8]	0.64[8]
Net investment income	2.92	2.80	3.39	3.73	3.75[6]	3.59
Portfolio turnover rate	43%	23%	25%	5%	1%[5]	8%

1  For the period ended April 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended March 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Not Annualized.

6  Annualized.

7  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.75% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2020 without the Board of Trustees' consent. See Note 3.

8  The impact of compensating balance arrangements, if any, was less than 0.01%.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Maryland Tax-Free Income Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class C Shares	2018	2017	2016	2015	2014[1]	2014[2]
Net asset value, beginning of period	$15.63	$15.86	$16.15	$16.45	$16.31	$17.07
Income (loss) from investment operations:
Net investment income[3]	0.36	0.35	0.46	0.52	0.39	0.49
Net realized and unrealized gain (loss) on investments	(0.29)	(0.23)	(0.29)	(0.30)	0.14	(0.76)
Total income (loss) from investment operations	0.07	0.12	0.17	0.22	0.53	(0.27)
Less distributions:
From net investment income	(0.36)	(0.35)	(0.46)	(0.52)	(0.39)	(0.49)
Total distributions	(0.36)	(0.35)	(0.46)	(0.52)	(0.39)	(0.49
Net asset value, end of period	$15.34	$15.63	$15.86	$16.15	$16.45	$16.31
Total return[4]	0.49%	0.78%	1.03%	1.34%	3.31%[5]	-1.53%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$14,421	$17,562	$21,243	$22,144	$26,904	$28,678
Ratios to average net assets Gross expenses	1.59%	1.54%	1.52%	1.52%	1.48%[6]	1.44%
Net expenses[7]	1.30	1.30	1.30	1.30	1.30[6,8]	1.24[8]
Net investment income	2.37	2.25	2.84	3.18	3.20[6]	2.99
Portfolio turnover rate	43%	23%	25%	5%	1%[5]	8%

1  For the period ended April 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended March 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Not Annualized.

6  Annualized.

7  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.30% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2020 without the Board of Trustees' consent. See Note 3.

8  The impact of compensating balance arrangements, if any, was less than 0.01%.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class I Shares	2018	2017	2016	2015	2014[1]	2014[2]
Net asset value, beginning of period	$15.63	$15.87	$16.16	$16.45	$16.31	$17.08
Income (loss) from investment operations:
Net investment income[3]	0.47	0.46	0.57	0.63	0.48	0.62
Net realized and unrealized gain (loss) on investments	(0.28)	(0.24)	(0.29)	(0.29)	(0.14)	(0.77)
Total income (loss) from investment operations	0.19	0.22	0.28	0.34	0.62	(0.15)
Less distributions:
From net investment income	(0.47)	(0.46)	(0.57)	(0.63)	(0.48)	(0.62)
Total distributions	(0.47)	(0.46)	(0.57)	(0.63)	(0.48)	(0.62)
Net asset value, end of period	$15.35	$15.63	$15.87	$16.16	$16.45	$16.31
Total return[4]	1.26%	1.43%	1.74%	2.12%	3.85%[5]	-0.85%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$14,256	$15,411	$15,849	$16,713	$20,693	$17,624
Ratios to average net assets Gross expenses	0.90%	0.88%	0.89%	0.89%	0.83%[6]	0.92%
Net expenses[7]	0.60	0.60	0.60	0.60	0.60[6,8]	0.48[8]
Net investment income	3.06	2.94	3.54	3.87	3.90[6]	3.74
Portfolio turnover rate	43%	23%	25%	5%	1%[5]	8%

1  For the period ended April 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended March 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Not Annualized.

6  Annualized.

7  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.60% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2020 without the Board of Trustees' consent. See Note 3.

8  The impact of compensating balance arrangements, if any, was less than 0.01%.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Socially Responsive Balanced Fund
Letter to shareholders (unaudited)

Dear Shareholder,

We are pleased to bring you the annual report on the 1919 Socially Responsive Balanced Fund ("the Fund") through December 31, 2018.

Throughout the year, the Fund took a variety of measures to respond to changing market conditions. During the first half of the year, we increased exposure to the Health Care, Consumer Discretionary, and Materials sectors and decreased exposure to the Industrials and Financials sectors. During the second half of the year, we added to the Communication Services exposure while reducing exposure to the Information Technology sector.

Throughout the year, we maintained an overweight in the Health Care, Financials, Industrials, and Information Technology sectors and an underweight in the Energy, Real estate, Telecommunications and Utilities sectors.

In the fixed-income portion of the Fund, we purchased Treasuries, Agencies and Corporates including five green bonds with varying maturities. Going forward, we believe the curve could remain relatively flat until inflation becomes a greater concern. Given that the Fed appears to have paused in their rate hiking cycle and the economic data is not flashing yellow for rampant inflation, we anticipate buying along the curve where we see opportunities.

In the equity portion of the Fund, our stock selection in the Information Technology, Industrials, Consumer Staples, Energy, Materials, and Health Care sectors contributed to relative performance in 2018. In terms of sector positioning, our overweighting in the Health Care sector and underweighting in the Energy and Materials sectors also enhanced results. On an individual stock basis, the largest contributors to performance for the year were Boston Scientific, Adobe, salesforce.com, Amazon.com, and Intuit.

The leading contributor to performance in the fixed-income portion of the Fund was our exposure to longer dated Agencies. The other significant contributor to performance was a shorter duration of 4.30 relative to the benchmark duration of 5.87. On an individual security basis, the largest contributors to return were International Bank for Reconstruction and Development (Green Bond) 3.125% 11/20/25, U.S. Treasury 7.5% 11/15/24, Boston

1919 Funds 2018 Annual Report

Properties LP (Green Bond) 4.5% 12/1/28, FNMA 6.25% 5/15/29, and U.S. Treasury 7.625% 11/15/22.

In the equity portion of the Fund, our stock selection in the Financials, Communication Services, and Consumer Discretionary sectors detracted from relative results for the year. In terms of sector positioning, our overweighting in the Industrials and Financials sector detracted from performance. On an individual stock basis, the largest detractors from performance were Invesco, Celgene, Texas Capital Bancshares, Citizens Financial Group, and BorgWarner.

In the fixed-income portion of the Fund, the leading detractor to performance was our overweight to the corporate sector, more specifically to longer-dated securities. On an individual security basis, the largest detractors from performance were Comcast Corporation 5.65% 6/15/35, Ford Motor Company 4.346% 12/8/26, Microsoft Corporation 4.2% 11/3/35, Gilead Sciences, Inc. 4.6% 9/1/35 and Bank of America Corporation 4.813% 11/25/27.

Thank you for your investment in the 1919 Socially Responsive Balanced Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment and social goals.

Sincerely,

Ronald T. Bates
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Aimee M. Eudy
Portfolio Manager (Fixed-Income Portion)
1919 Investment Counsel, LLC

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of a comparable quality with a shorter duration.

Past performance is not a guarantee of future results.

Opinions expressed herein are as of 12/31/18 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Mutual fund investing involves risk. Principal loss is possible. The Fund's social policy may cause it to make or avoid investments for social reasons when it is otherwise disadvantageous to do so. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging markets. The Fund may make short sales of securities, which involves

1919 Funds 2018 Annual Report

1919 Socially Responsive Balanced Fund
Letter to shareholders (unaudited) (cont'd)

the risk that losses may exceed the original amount invested. Fixed income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. The manager's investment style may become out of favor and/or the manager's selection process may prove incorrect; which may have a negative impact on the Fund's performance.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Funds 2018 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

(Assumes reinvestment of dividends and capital gains)

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years. Assumes the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2018 Annual Report

Fund performance (unaudited) (cont'd)

Total Returns* as of December 31, 2018

	1 Year	5 Year	10 Year
1919 Socially Responsive Balanced Fund
With Sales Charges†
Class A	-6.98%	4.02%	8.05%
Class B	-6.63	4.31	7.72
Class C	-2.87	4.51	7.96
Without Sales Charges
Class A	-1.31	5.26	8.69
Class B	-2.02	4.31	7.72
Class C	-1.95	4.51	7.96
Class I	-1.00	5.54	8.99
S&P 500 Index(i)	-4.38	8.49	13.12
Bloomberg Barclays U.S. Aggregate Index(ii)	0.01	2.52	3.48
Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)(iii)	-2.82	6.82	10.37

*  Returns over one year are annualized.

†  Class A Shares have a maximum initial sales charge of 5.75%. Class B Shares have a Contingent Deferred Sales Charges (CDSC) of 5.00%, which applies if redemption occurs within 12 months from purchase payment. The CDSC declines by 1.00% per year until no CDSC is incurred. Class C Shares have a CDSC of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2018, the total gross annual operating expense ratios for Class A, Class B, Class C and Class I were 1.33%, 2.90%, 2.02% and 1.02%, respectively. The total net annual operating expense ratios for Class A, Class B, Class C and Class I were 1.27%(iv), 2.17%(iv), 2.00%(iv) and 1.01%(iv), respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

As of November 7, 2014, the Fund assumed the performance, financial and other historic information of the Legg Mason Investment Counsel Social Awareness Fund. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index was previously named the Barclays Aggregate Bond Index.

(iii)  The Blended S&P 500 Index (70%) and Bloomberg Barclays U.S. Aggregate Index (30%) has been prepared to parallel the targeted allocation of investments between equity and fixed-income securities. It consists of 70% of the performance of the S&P 500 Index and 30% of the Bloomberg Barclays U.S. Aggregate Index.

(iv)  The Advisor has contractually agreed to waive fees and reimburse operating expenses through April 30, 2020.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018. The hypothetical example is based on a six-month period ended December 31, 2018.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-4.26%	$1,000.00	$957.40	1.25%	$6.17
Class B	-4.59	1,000.00	954.10	2.00	9.85
Class C	-4.58	1,000.00	954.20	1.97	9.70
Class I	-4.09	1,000.00	959.10	0.95	4.69

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.90	1.25%	$6.36
Class B	5.00	1,000.00	1,015.12	2.00	10.16
Class C	5.00	1,000.00	1,015.27	1.97	10.01
Class I	5.00	1,000.00	1,020.42	0.95	4.84

1  For the six months ended December 31, 2018.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Funds 2018 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2018 Annual Report

Schedule of investments

December 31, 2018

1919 Socially Responsive Balanced Fund

Security	Shares	Value
Common Stocks — 64.3%
Communication Services — 0.8%
Walt Disney Co/The	9,000	$986,850
Total Communication Services		986,850
Consumer Discretionary — 8.1%
Amazon.com Inc.	2,100	3,154,137	*
BorgWarner Inc.	43,880	1,524,391
Home Depot Inc/The	13,825	2,375,411
Royal Caribbean Cruises Ltd.	18,650	1,823,784
TJX Cos Inc.	40,655	1,818,905
Total Consumer Discretionary		10,696,628
Consumer Staples — 6.0%
Costco Wholesale Corp.	11,440	2,330,442
CVS Health Corp.	22,000	1,441,440
Estee Lauder Cos. Inc., Class A Shares	18,890	2,457,589
PepsiCo Inc.	15,310	1,691,449
Total Consumer Staples		7,920,920
Financials — 9.3%
Citizens Financial Group Inc.	53,410	1,587,879
CME Group Inc.	11,435	2,151,152
Discover Financial Services	31,060	1,831,919
Invesco Ltd.	39,695	664,495
JPMorgan Chase & Co.	28,855	2,816,825
Prologis Inc.	22,800	1,338,816
Simon Property Group LP	4,805	807,192
Texas Capital Bancshares Inc.	20,195	1,031,762	*
Total Financials		12,230,040
Health Care — 10.0%
Boston Scientific Corp.	78,340	2,768,536	*
Celgene Corp.	20,110	1,288,850	*
Chubb Limited	15,085	1,948,680
Teleflex Inc.	7,255	1,875,273
Thermo Fisher Scientific Inc.	9,370	2,096,912
UnitedHealth Group Inc.	12,500	3,114,000
Total Health Care		13,092,251
Industrials — 10.1%
Bloom Energy Corp., Class A Shares	23,035	229,889	*
Cintas Corp.	13,625	2,288,864
Danaher Corp.	19,945	2,056,728
Eaton Corp. PLC	26,905	1,847,297
HD Supply Holdings Inc.	37,380	1,402,498	*
Illinois Tool Works Inc.	12,770	1,617,831

1919 Funds 2018 Annual Report

Schedule of investments (cont'd)

December 31, 2018

1919 Socially Responsive Balanced Fund

Security			Shares	Value
Industrials — continued
Union Pacific Corp.			13,525	$1,869,561
Xylem Inc/NY			30,555	2,038,630
Total Industrials				13,351,298
Information Technology — 17.9%
Adobe Systems Inc.			8,745	1,978,469	*
Alphabet Inc., Class A Shares			3,200	3,343,872	*
Analog Devices Inc.			14,000	1,201,620
Apple Inc.			18,485	2,915,824
Broadcom Inc.			5,470	1,390,912
Cognex Corp.			25,330	979,511
Facebook Inc.			12,820	1,680,574	*
Intuit Inc.			7,575	1,491,139
Microsoft Corp.			22,400	2,275,168
PayPal Holdings Inc.			23,450	1,971,910	*
Salesforce.com Inc.			14,690	2,012,089	*
Visa Inc., Class A Shares			17,385	2,293,777
Total Information Technology				23,534,865
Telecommunication Services — 0.5%
AT&T Inc.			24,320	694,093
Total Telecommunication Services				694,093
Utilities — 1.6%
American Water Works Co. Inc.			23,390	2,123,110
Total Utilities				2,123,110
Total Common Stocks (Cost — $61,392,213)				84,630,055
	Rate	Maturity Date	Face Amount
Collateralized Mortgage Obligations — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), 4003 WV	3.500%	4/15/22	$145,252	145,121
Federal Home Loan Mortgage Corp. (FHLMC), 3835 BA	4.000%	8/15/38	67,938	68,804
Federal National Mortgage Association (FNMA), 2001-53 CY	4.000%	6/25/41	60,152	62,399
Total Collateralized Mortgage Obligations (Cost — $278,482)				276,324
Corporate Bonds — 16.6%
Consumer Discretionary — 1.9%
Cintas Corp No 2	2.900%	4/1/22	325,000	319,930
Comcast Corp.	3.375%	2/15/25	210,000	205,849
Comcast Corp.	5.650%	6/15/35	600,000	658,849
Ford Motor Co.	4.346%	12/8/26	490,000	437,206
Ford Motor Credit Co LLC	8.125%	1/15/20	610,000	633,445
Starbucks Corp.	2.450%	6/15/26	250,000	225,293
Total Consumer Discretionary				2,480,572

1919 Funds 2018 Annual Report

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 0.7%
CVS Health Corp.	3.875%	7/20/25	$260,000	$253,732
CVS Health Corp.	4.780%	3/25/38	345,000	331,618
PepsiCo Inc.	3.100%	7/17/22	390,000	390,356
Total Consumer Staples				975,706
Financials — 7.5%
Aflac Inc.	4.000%	2/15/22	400,000	408,359
American Express Credit Corp. (3M US LIBOR + 0.43%)	3.168%	3/3/20	405,000	404,467	(a)
Bank of America Corp. (effective 5/17/2021, 3M US LIBOR + 0.63%)	3.499%	5/17/22	410,000	410,200	(b)
Bank of America Corp. (effective 1/23/2025, 3M US LIBOR + 0.81%)	3.366%	1/23/26	550,000	526,276	(b)
Bank of America Corp.	4.183%	11/25/27	525,000	505,536
BlackRock Inc.	4.250%	5/24/21	400,000	411,926
Boston Properties LP	4.500%	12/1/28	535,000	548,077
Citigroup Inc.	5.500%	9/13/25	325,000	341,528
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Rabobank)	4.500%	1/11/21	1,000,000	1,023,834
Goldman Sachs Group Inc.	3.500%	11/16/26	330,000	305,113
Intercontinental Exchange Inc.	3.750%	12/1/25	500,000	503,051
JPMorgan Chase & Co.	4.250%	10/15/20	515,000	524,415
JPMorgan Chase & Co. (3M US LIBOR + 1.10%)	3.866%	6/7/21	515,000	518,697	(a)
Morgan Stanley	5.000%	11/24/25	220,000	224,652
Simon Property Group LP	4.125%	12/1/21	350,000	358,418
Simon Property Group LP	3.375%	12/1/27	510,000	488,614
State Street Corp.	3.700%	11/20/23	370,000	374,043
TD Ameritrade Holding Corp.	2.950%	4/1/22	325,000	321,662
Toronto-Dominion Bank	1.450%	8/13/19	715,000	708,684
Toronto-Dominion Bank	1.850%	9/11/20	575,000	564,620
Westpac Banking Corp.	4.875%	11/19/19	335,000	340,239
Total Financials				9,812,411
Health Care — 1.6%
Celgene Corp.	3.900%	2/20/28	365,000	343,007
Express Scripts Holding Co.	3.050%	11/30/22	600,000	581,209
Gilead Sciences Inc.	4.500%	4/1/21	400,000	411,813
Gilead Sciences Inc.	4.600%	9/1/35	320,000	323,636
Medtronic Inc.	4.125%	3/15/21	500,000	510,638
Total Health Care				2,170,303
Information Technology — 2.1%
Apple Inc.	2.850%	2/23/23	575,000	568,281
Microsoft Corp.	4.200%	11/3/35	565,000	586,755
QUALCOMM Inc.	2.250%	5/20/20	415,000	409,314
QUALCOMM Inc. (3M US LIBOR + 0.73%)	3.250%	1/30/23	340,000	338,273	(a)

1919 Funds 2018 Annual Report

Schedule of investments (cont'd)

December 31, 2018

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — continued
QUALCOMM Inc.	3.450%	5/20/25	$500,000	$481,474
Texas Instruments Inc.	1.650%	8/3/19	400,000	396,805
Total Information Technology				2,780,902
Telecommunication Services — 1.1%
AT&T Inc.	4.450%	4/1/24	425,000	432,533
Verizon Communications Inc.	4.329%	9/21/28	327,000	328,991
Verizon Communications Inc.	4.500%	8/10/33	350,000	346,396
Verizon Communications Inc.	5.250%	3/16/37	335,000	349,989
Total Telecommunication Services				1,457,909
Utilities — 1.7%
DTE Electric Co.	4.050%	5/15/48	380,000	377,505
Duke Energy Carolinas LLC	3.350%	5/15/22	955,000	964,363
Georgia Power Co.	3.250%	4/1/26	345,000	322,923
Southern Power Co.	1.950%	12/15/19	545,000	536,902
Total Utilities				2,201,693
Total Corporate Bonds (Cost — $22,099,735)				21,879,496
Foreign Government Agency Issues — 2.0%
International Bank for Reconstruction & Development	3.125%	11/20/25	930,000	958,304
International Finance Corp.	1.750%	3/30/20	850,000	840,860
International Finance Corp.	2.000%	10/24/22	785,000	767,763
Total Foreign Government Agency Issues (Cost — $2,556,953)				2,566,927
Mortgage Backed Securities — 0.6%
Federal Home Loan Mortgage Corporation (FHLMC)
Gold Pool E01603	5.000%	3/1/19	2,429	2,456
Gold Pool G18082	5.000%	11/1/20	17,213	17,577
Gold Pool G12379	4.500%	6/1/21	18,153	18,504
Gold Pool J04311	6.000%	2/1/22	19,694	20,132
Gold Pool C91417	3.500%	1/1/32	126,550	128,893
Gold Pool A35826	5.000%	7/1/35	43,361	45,427
Gold Pool G08112	6.000%	2/1/36	86,280	94,258
Gold Pool G02564	6.500%	1/1/37	45,437	53,472
Gold Pool G08179	5.500%	2/1/37	33,475	36,095
Gold Pool A65694	6.000%	9/1/37	38,920	42,494
Federal National Mortgage Association (FNMA)
Pool 490446	6.500%	3/1/29	15	16
Pool 808156	4.500%	2/1/35	9,720	10,068
Pool 891596	5.500%	6/1/36	987	1,063
Pool 190375	5.500%	11/1/36	5,646	6,081
Pool 916386	6.000%	5/1/37	40,321	43,941
Pool 946594	6.000%	9/1/37	35,990	39,211

1919 Funds 2018 Annual Report

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage Backed Securities — continued
General National Mortgage Association (GNMA)
Gold Pool 550763X	5.000%	12/15/35	$147,894	$156,829
Gold Pool 003922M	7.000%	11/20/36	21,631	25,109
Total Mortgage Backed Securities (Cost — $692,063)				741,626
U.S. Government & Agency Obligations — 9.1%
Federal Home Loan Bank (FHLB)	5.500%	7/15/36	125,000	161,013
Federal Home Loan Mortgage Corp (FHLMC)	3.750%	3/27/19	375,000	376,165
Federal Home Loan Mortgage Corp (FHLMC)	1.250%	10/2/19	245,000	242,486
Federal Home Loan Mortgage Corp (FHLMC)	6.750%	9/15/29	115,000	153,662
Federal Home Loan Mortgage Corp (FHLMC)	6.250%	7/15/32	380,000	508,141
Federal National Mortgage Association (FNMA)	1.250%	5/6/21	520,000	505,109
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	435,000	558,502
Federal National Mortgage Association (FNMA)	6.625%	11/15/30	303,000	406,686
United States Treasury Bonds	7.875%	2/15/21	800,000	888,516
United States Treasury Bonds	8.000%	11/15/21	250,000	287,993
United States Treasury Bonds	7.250%	8/15/22	780,000	907,832
United States Treasury Bonds	7.625%	11/15/22	850,000	1,009,823
United States Treasury Bonds	7.125%	2/15/23	325,000	383,417
United States Treasury Bonds	6.250%	8/15/23	550,000	639,214
United States Treasury Bonds	7.500%	11/15/24	1,105,000	1,401,019
United States Treasury Bonds	7.625%	2/15/25	390,000	501,074
United States Treasury Bonds	6.875%	8/15/25	100,000	125,982
United States Treasury Bonds	6.750%	8/15/26	90,000	115,740
United States Treasury Bonds	6.500%	11/15/26	135,000	172,099
United States Treasury Bonds	6.125%	11/15/27	215,000	273,248
United States Treasury Bonds	5.500%	8/15/28	60,000	74,140
United States Treasury Bonds	3.500%	2/15/39	573,000	627,043
United States Treasury Bonds	4.375%	11/15/39	204,000	250,223
United States Treasury Notes	3.625%	2/15/20	625,000	631,860
United States Treasury Notes	2.625%	8/15/20	900,000	901,477
Total U.S. Government & Agency Obligations (Cost — $11,935,442)				12,102,464
			Shares
Short-Term Investment — 7.2%
Fidelity Investments Money Market — Government Portfolio — Class I	2.250%		9,455,872	9,455,872	(c)
Total Short-Term Investment (Cost — $9,455,872)				9,455,872
Total Investments — 100.0% (Cost — $108,410,760)				131,652,764
Liabilities in Excess of Other Assets — (0.0)%				(31,368)
Total Net Assets — 100.0%				$131,621,396

1919 Funds 2018 Annual Report

Schedule of investments (cont'd)

December 31, 2018

1919 Socially Responsive Balanced Fund

Notes:

*  Non-income producing security.

(a)  Variable rate security. Reference rate and spread are included in the description.

(b)  Fixed to floating rate. Effective date of change and formula disclosed.

(c)  The rate is the annualized seven-day yield at period end.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Socially Responsive Balanced Fund

Statement of assets and liabilities

December 31, 2018

Assets:
Investments in securities at value (cost $108,410,760)	$131,652,764
Receivable for Fund shares sold	721,463
Dividends and interest receivable	484,178
Prepaid expenses	29,761
Total Assets	132,888,166
Liabilities:
Payable for Fund shares repurchased	1,028,133
Advisory fees payable	68,435
Distribution fees payable	56,399
Accrued other expenses	113,803
Total Liabilities	1,266,770
Net Assets	$131,621,396
Components of Net Assets:
Paid-in capital	$108,129,677
Total distributable earnings	23,491,719
Net Assets	$131,621,396
Class A:
Net Assets	$100,583,783
Issued and Outstanding	6,061,118
Net Asset Value and Redemption Price	$16.59
Maximum Public Offering Price (based on maximum initial sales charge of 5.75%)	$17.60
Class B:^
Net Assets	$278,802
Issued and Outstanding	17,318
Net Asset Value, Redemption Price* and Offering Price Per Share	$16.10
Class C:
Net Assets	$12,732,049
Issued and Outstanding	761,257
Net Asset Value, Redemption Price* and Offering Price Per Share	$16.73
Class I:
Net Assets	$18,026,762
Issued and Outstanding	1,087,791
Net Asset Value, Redemption Price and Offering Price Per Share	$16.57

^  Class B Shares are no longer offered for purchase by new or existing shareholders. Class B shares continue to be available for dividend reinvestment.

*  Redemption price per share is NAV of Class B and C shares reduced by a CDSC of up to 5.00% and 1.00%, respectively, contingent upon timing of redemption (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Socially Responsive Balanced Fund

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Dividend income	$1,227,926
Interest income	1,194,038
Total Investment Income	2,421,964
Expenses:
Advisory fees (Note 3)	849,877
Distribution fees (Note 6)	393,323
Transfer agent fees and expenses (Note 3 & Note 6)	263,333
Administration and fund accounting fees (Note 3)	104,879
Registration fees	53,936
Shareholder reporting fees	18,402
Audit fees	16,999
Legal fees	13,075
Trustees' fees (Note 3)	11,796
Miscellaneous	9,505
Custody fees (Note 3)	8,576
Compliance fees (Note 3)	6,286
Insurance fees	3,774
Total Expenses	1,753,761
Expenses waived by the Adviser (Note 3)	(41,658)
Net Expenses	1,712,103
Net Investment Income	709,861
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain on Investments	5,507,004
Net Change in Unrealized Appreciation/Depreciation on Investments	(8,331,093)
Net Realized and Unrealized Loss on Investments	(2,824,089)
Net Decrease in Net Assets Resulting from Operations	$(2,114,228)

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Socially Responsive Balanced Fund

Statements of changes in net assets

For the year ended December 31,	2018	2017
Increase (Decrease) in Net Assets from: Operations:
Net investment income	$709,861	$668,018
Net realized gain on investments	5,507,004	8,766,646
Net change in unrealized appreciation/depreciation on investments	(8,331,093)	8,837,646
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,114,228)	18,272,310
Distributions to Shareholders:
Class A	(6,659,683)	(6,195,276)
Class B	(17,650)	(43,607)
Class C	(729,567)	(639,153)
Class I	(1,245,184)	(531,577)
Total Distributions to Shareholders	(8,652,084)	(7,409,613)*
Capital Transactions:
Net proceeds from shares sold	27,863,173	11,849,243
Reinvestment of distributions	8,268,323	7,084,727
Cost of shares repurchased	(21,849,964)	(18,614,137)
Net Increase in Net Assets From Capital Transactions	14,281,532	319,833
Total Increase in Net Assets	3,515,220	11,182,530
Net Assets:
Beginning of year	128,106,176	116,923,646
End of year	$131,621,396	$128,106,176 **

*  Includes distributions from net investment income for Class A, Class C and Class I of $590,745, $3,443 and $63,453, and distributions from net realized gains for Class A, Class B, Class C and Class I of $5,604,531, $43,607, $635,710 and $468,124, respectively.

**  Includes distributions in excess of net investment income of $(14,322).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Socially Responsive Balanced Fund

Financial highlights

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class A Shares	2018	2017	2016	2015	2014[1]	2014[2]
Net asset value, beginning of period	$17.94	$16.39	$16.65	$18.49	$19.17	$18.54
Income (loss) from investment operations:
Net investment income[3]	0.10	0.11	0.11	0.12	0.12	0.11
Net realized and unrealized gain (loss) on investments	(0.28)	2.55	0.85	(0.50)	2.00	2.15
Total income (loss) from Investment operations	(0.18)	2.66	0.96	(0.38)	2.12	2.26
Less distributions:
From net investment income	(0.10)	(0.10)	(0.11)	(0.13)	(0.12)	(0.12)
From net realized gain on investments	(1.07)	(1.01)	(1.11)	(1.33)	(2.68)	(1.51)
Total distributions	(1.17)	(1.11)	(1.22)	(1.46)	(2.80)	(1.63)
Net asset value, end of period	$16.59	$17.94	$16.39	$16.65	$18.49	$19.17
Total return[4]	-1.31%	16.36%	5.76%	-2.08%	10.98%[5]	12.31%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$100,584	$106,418	$97,110	$102,033	$114,507	$121,901
Ratios to average net assets Gross expenses	1.28%	1.32%	1.36%	1.21%	1.23%[6]	1.27%
Net expenses[7]	1.25	1.26	1.27	1.21	1.23[6,8]	1.27[8]
Net investment income	0.55	0.62	0.66	0.65	0.54[6]	0.59
Portfolio turnover rate	13%	30%	32%	26%	23%[5]	22%

1  For the period ended February 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended January 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Not Annualized

6  Annualized.

7  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.25% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2020 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.27%. See Note 3.

8  The impact of compensating balance arrangements, if any, was less than 0.01%.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class B Shares	2018	2017	2016	2015	2014[1]	2014[2]
Net asset value, beginning of period	$17.48	$16.04	$16.40	$18.23	$19.03	$18.51
Income (loss) from investment operations:
Net investment income (loss)[3]	(0.04)	(0.04)	(0.08)	0.00[4]	(0.12)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.27)	2.49	0.83	(0.48)	2.00	2.13
Total income (loss) from investment operations	(0.31)	2.45	0.75	(0.48)	1.88	2.03
Less distributions:
From net investment income	—	—	—	(0.02)	(0.00)[4]	—
From net realized gain on investments	(1.07)	(1.01)	(1.11)	(1.33)	(2.68)	(1.51)
Total distributions	(1.07)	(1.01)	(1.11)	(1.35)	(2.68)	(1.51)
Net asset value, end of period	$16.10	$17.48	$16.04	$16.40	$18.23	$19.03
Total return[5]	-2.02%	15.33%	4.55%	-2.69%	9.84%[6]	11.03%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$279	$740	$1,494	$2,468	$3,942	$6,433
Ratios to average net assets Gross expenses	3.01%	2.89%	2.61%	1.83%	2.43%[7]	2.39%
Net expenses[8]	2.00	2.16	2.39	1.83	2.43[7,9]	2.39[9]
Net investment income (loss)	(0.24)	(0.26)	(0.45)	0.02	(0.66)[7]	(0.53)
Portfolio turnover rate	13%	30%	32%	26%	23%[6]	22%

1  For the period ended February 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended January 31.

3  Per share amounts have been calculated using the average shares method.

4  Amount represents less than $0.01 per share.

5  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

6  Not Annualized

7  Annualized

8  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.00% of the average net assets of Class B shares. This expense limitation arrangement cannot be terminated prior to April 30, 2020 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 2.39%. See Note 3.

9  The impact of compensating balance arrangements, if any, was less than 0.01%.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

1919 Socially Responsive Balanced Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class C Shares	2018	2017	2016	2015	2014[1]	2014[2]
Net asset value, beginning of period	$18.11	$16.57	$16.83	$18.69	$19.36	$18.73
Income (loss) from investment operations:
Net investment loss[3]	(0.03)	(0.02)	(0.01)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.28)	2.58	0.86	(0.51)	2.05	2.16
Total income (loss) from investment operations	(0.31)	2.56	0.85	(0.53)	2.02	2.14
Less distributions:
From net investment income	—	(0.01)	—	(0.00)[4]	(0.01)	(0.00)[4]
From net realized gain on investments	(1.07)	(1.01)	(1.11)	(1.33)	(2.68)	(1.51)
Total distributions	(1.07)	(1.02)	(1.11)	(1.33)	(2.69)	(1.51)
Net asset value, end of period	$16.73	$18.11	$16.57	$16.83	$18.69	$19.36
Total return[5]	-1.95%	15.47%	5.02%	-2.82%	10.30%[6]	11.51%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$12,732	$11,982	$12,359	$13,458	$14,952	$12,122
Ratios to average net assets Gross expenses	1.97%	2.01%	2.04%	2.01%	1.93%[7]	1.98%
Net expenses[9]	1.97	1.99	1.98	1.98	1.92[7,8]	1.98[8]
Net investment loss	(0.17)	(0.12)	(0.05)	(0.11)	(0.15)[7]	(0.12)
Portfolio turnover rate	13%	30%	32%	26%	23%[6]	22%

1  For the period ended February 1, 2014 through December 31, 2014. See Note 1.

2  For the year ended January 31.

3  Per share amounts have been calculated using the average shares method.

4  Amount represents less than $0.01 per share.

5  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

6  Not Annualized.

7  Annualized.

8  The impact of compensating balance arrangements, if any, was less than 0.01%.

9  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.00% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2020 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.98%. See Note 3.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

For a share of beneficial interest outstanding through each period ended December 31, unless otherwise noted:

Class I Shares	2018	2017	2016	2015	2014[1]	2014[2]
Net asset value, beginning of period	$17.91	$16.36	$16.63	$18.47	$19.15	$18.54
Income (loss) from investment operations:
Net investment income[3]	0.16	0.15	0.16	0.16	0.18	0.17
Net realized and unrealized gain (loss) on investments	(0.29)	2.56	0.84	(0.50)	1.99	2.14
Total income (loss) from investment operations	(0.13)	2.71	1.00	(0.34)	2.17	2.31
Less distributions:
From net investment income	(0.14)	(0.15)	(0.16)	(0.17)	(0.17)	(0.19)
From net realized gain on investments	(1.07)	(1.01)	(1.11)	(1.33)	(2.68)	(1.51)
Total distributions	(1.21)	(1.16)	(1.27)	(1.50)	(2.85)	(1.70)
Net asset value, end of period	$16.57	$17.91	$16.36	$16.63	$18.47	$19.15
Total return[4]	-1.00%	16.71%	6.02%	-1.89%	11.31%[5]	12.61%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$18,027	$8,965	$5,961	$5,207	$4,002	$4,588
Ratios to average net assets Gross expenses	0.96%	1.01%	1.06%	1.06%	1.02%[6]	1.07%
Net expenses[8]	0.96	1.00	1.00	1.00	0.97[6,7]	1.00[7]
Net investment income	0.89	0.86	1.00	0.87	0.81[6]	0.85
Portfolio turnover rate	13%	30%	32%	26%	23%[5]	22%

1  For the period ended January 31, 2014 through December 31, 2014. See Note 1.

2  For the year ended January 31.

3  Per share amounts have been calculated using the average shares method.

4  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  Not Annualized.

6  Annualized.

7  The impact of compensating balance arrangements, if any, was less than 0.01%.

8  The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.00% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2020 without the Board of Trustees' consent. See Note 3.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2018 Annual Report

Notes to financial statements

Note 1. Organization

The 1919 Financial Services Fund (the "Financial Services Fund"), 1919 Maryland Tax-Free Income Fund (the "Maryland Fund") and 1919 Socially Responsive Balanced Fund (the "Socially Responsive Fund", each a Fund and together, the "Funds") are separate series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The Financial Services Fund and Maryland Tax-Free Fund are registered as non-diversified investment series; the Socially Responsive Fund is registered as a diversified series.

The Funds were converted to the Trust on November 10, 2014, and were previously organized in the Legg Mason Partners Equity Trust as the Legg Mason Investment Counsel ("LMIC") Financial Services Fund and LMIC Social Awareness Fund, and in the Legg Mason Tax-Free Income Fund as the LMIC Maryland Tax-Free Income Trust (the "Predecessor Funds"). Concurrent with the reorganization into the Trust, the Board of Trustees (the "Board") of the Trust elected to change the fiscal year end for each of the Funds to December 31.

The Financial Services Fund seeks long-term capital appreciation by investing primarily in common stocks. The Maryland Fund seeks a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. The Socially Responsive Fund seeks to provide high total return consisting of capital appreciation and current income.

Note 2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The Funds are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Securities valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Funds are valued at the last sale price in the over-the-counter ("OTC") market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

1919 Funds 2018 Annual Report

Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by 1919 Investment Counsel, LLC (the "Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds' assets carried at value:

FINANCIAL SERVICES FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*:
Common Stocks	$219,185,179	$—	$—	$219,185,179
Total long-term investments	219,185,179	—	—	219,185,179
Short-term investment	4,082,804	—	—	4,082,804
Total investments	$223,267,983	$—	$—	$223,267,983

MARYLAND FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*:
Municipal Bonds	$—	$83,658,733	$—	$83,658,733
Total investments	$—	$83,658,733	$—	$83,658,733

SOCIALLY RESPONSIVE BALANCED FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*
Common Stocks	$84,630,055	$—	$—	$84,630,055
Collateralized Mortgage Obligations	—	276,324	—	276,324
Corporate Bonds	—	21,879,496	—	21,879,496
Foreign Government Agency Issues	—	2,566,927	—	2,566,927
Mortgage Backed Securities	—	741,626	—	741,626
U.S. Government & Agency Obligations	—	12,102,464	—	12,102,464
Total long-term investments	84,630,055	37,566,837	—	122,196,892
Short-term investment	9,455,872	—	—	9,455,872
Total investments	$94,085,927	$37,566,837	$—	$131,652,764

*  See Schedule of Investments for additional detailed categorizations.

1919 Funds 2018 Annual Report

Notes to financial statements (cont'd)

(b) Foreign currency translation. Investment securities and other assets and liabilities in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. As of December 31, 2018 the Financial Services Fund held foreign currency.

(c) REIT distribution. The character of distributions received from Real Estate Investment Trusts (''REITs'') held by the Financial Services Fund and Socially Responsive Fund are generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Funds' records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(d) Concentration risk. The Financial Services Fund normally invests at least 80% of its assets in financial services related investments. As a result of this investment policy, an investment in the Fund may be subject to greater risk and market fluctuation than an investment in a fund that invests in securities representing a broader range of investment alternatives.

1919 Funds 2018 Annual Report

The Maryland Fund invests substantially all of its assets in securities issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities, and public authorities. Changes in economic conditions in, or governmental policies of, the State of Maryland could have a significant impact on the performance of the Fund.

The Maryland Fund may focus a significant amount of its investments in a single sector of the municipal securities market. In doing so, the Fund is more susceptible to factors adversely affecting that sector than a fund not following that practice.

The Maryland Fund may invest a significant portion of assets in securities issued by local governments or public authorities that are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations. The value of the Fund's shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

(e) Foreign investment risk. The Financial Services Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Maryland Fund and Socially Responsive Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distribution to shareholders. The Financial Services Fund makes distributions from net investment income, if any, at least annually. The Maryland Fund declares income distributions each business day to shareholders of record, which are paid monthly. The Maryland Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. The Socially Responsive Fund makes distributions from net investment income on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually for each of the Funds (these are taxable for shareholders of the Maryland Fund). Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

1919 Funds 2018 Annual Report

Notes to financial statements (cont'd)

(h) Indemnifications. In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds' maximum exposure under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Predecessor Funds had an arrangement with their custodian bank whereby a portion of the custodian's fees were paid indirectly by credits earned by the Predecessor Funds' cash on deposit with the bank.

(k) Federal and other taxes. It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds' financial statements.

Management has analyzed the Funds' tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of December 31, 2018, no provision for income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Note 3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.

Under the terms of this agreement, the Funds pay an investment management fee, calculated daily and paid monthly for each Fund as follows:

Fund	Annual Rate
Financial Services Fund	0.80% on average net assets
Maryland Fund	0.55% on average net assets
Socially Responsive Fund	0.65% on average net assets up to $100 million 0.61% on next $100 million 0.51% on next $100 million 0.46% thereafter

1919 Funds 2018 Annual Report

Effective April 30, 2017, the Adviser has contractually agreed through April 30, 2020 to reduce fees and pay expenses (other than interest, commissions, taxes, acquired fund fees and expenses, and extraordinary expenses) so that total annual operating expenses do not exceed the levels set forth below.

Fund	Class A	Class B	Class C	Class I
Financial Services Fund	1.50%	N/A	2.25%	1.25%
Maryland Fund	0.75%	N/A	1.30%	0.60%
Socially Responsive Fund	1.25%	2.00%	2.00%	1.00%

The arrangements may be terminated or amended at any time after April 30, 2019 by the Board upon 60 days' notice to the Adviser or by the Adviser with consent of the Board. These arrangements, however, may be modified by the Adviser to decrease total annual operating expenses at any time. From November 10, 2014 to April 29, 2017, a similar agreement was in place with limits as follows:

Fund	Class A	Class B	Class C	Class I
Financial Services	1.46%	N/A	2.13%	1.05%
Maryland Tax-Free Income Fund	0.75%	N/A	1.30%	0.60%
Socially Responsive Balanced Fund	1.27%	2.39%	1.98%	1.00%

Prior to November 10, 2014 the Predecessor Funds for the Financial Services Fund and the Maryland Fund had similar agreements to the current limitations.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within a rolling 36 month period from the month the Adviser earned the fee or incurred the expense if the class' total annual operating expenses have fallen to a level below the limits described above. Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board. The amounts waived are detailed on each Fund's Statement of Operations.

At December 31, 2018, the amounts waived by the Adviser and the eligible recapture periods are as follows:

December 31,	Financial Services Fund	Maryland Fund	Socially Responsive Fund
2019:	$—	$279,808	$—
2020:	4,332	279,382	79,732
2021:	—	264,876	41,658
Total	4,332	824,066	121,390

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services"), serves as the Funds' administrator and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank serves as the Funds' custodian and provides compliance services to the Funds. Quasar Distributors, LLC ("Quasar" or the "Distributor"), an affiliate of Fund Services, acts as the Funds' distributor and principal underwriter. For

1919 Funds 2018 Annual Report

Notes to financial statements (cont'd)

the year ended, December 31, 2018, the Funds incurred the following expenses for administration & fund accounting, custody, transfer agent and compliance fees:

	1919 Financial Services	1919 Maryland Tax-Free Income Fund	1919 Socially Responsive Balanced Fund
Administration & fund accounting	$159,084	$83,240	$104,879
Custody	25,980	6,073	8,576
Transfer Agency*	176,268	64,967	103,137
Compliance	6,287	6,456	6,286

*  Statement of operations includes combined service fees paid to various intermediaries as detailed on Note 6.

At December 31, 2018, the Funds had payables due to Fund Services and its affiliates for administration & fund accounting, custody, transfer agent and compliance fees to U.S. Bank in the following amounts:

	1919 Financial Services	1919 Maryland Tax-Free Income Fund	1919 Socially Responsive Balanced Fund
Administration & fund accounting	$37,404	$20,925	$26,966
Custody	6,766	1,312	2,145
Transfer Agency	46,908	16,413	26,719
Compliance	1,518	1,554	1,518

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $35,388 for their services and reimbursement of travel expenses during the year ended December 31, 2018. The Funds pay no compensation to the Interested Trustee or officers of the Trust.

There is a maximum initial sales charge of 5.75% for Class A shares of the Financial Services Fund and Socially Responsive Fund; the maximum initial sales charge for Class A shares of the Maryland Fund is 4.25%. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares for the Funds, which applies if redemption occurs within 12 months from purchase. Class B shares of the Socially Responsive Fund have a CDSC if redeemed within five years of purchase, initially at 5.00% and declining 1.00% annually until the five-year period is complete. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with other purchases in the Funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge.

1919 Funds 2018 Annual Report

For the year ended December 31, 2018, Quasar, did not retain sales charges on sales of the Class A shares of the Financial Services Fund, Maryland Fund, and Socially Responsive Fund. In addition, for the year ended December 31, 2018, CDSCs paid to Quasar were:

CDSCs	Class A	Class B	Class C
Financial Services Fund	N/A	N/A	$3,340
Maryland Fund	N/A	N/A	$132
Socially Responsive Fund	N/A	$87	$182

Note 4. Investments transactions

During the year ended December 31, 2018 the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follow:

FINANCIAL SERVICES FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$64,320,377	—
Sales	$47,808,244	—

MARYLAND FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$38,938,160	—
Sales	$54,660,234	—

SOCIALLY RESPONSIVE FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$19,194,579	$3,806,169
Sales	$16,933,497	$29,422

Note 5. Income tax information and distributions to shareholders

At December 31, 2018, the components of distributable earnings for federal income tax purposes were as follows:

	Financial Services Fund	Maryland Fund	Socially Responsive Fund
Cost of Investments for tax purposes	$177,094,054	$80,425,682	$108,497,787
Gross tax unrealized appreciation	62,679,746	3,390,704	28,945,932
Gross tax unrealized depreciation	(16,488,726)	(157,653)	(5,790,955)
Net tax unrealized appreciation on investment	46,191,020	3,233,051	23,154,977
Undistributed ordinary income	105,155	—	170,846
Undistributed tax-exempt income	—	110,568	—
Undistributed long-term capital gains	—	—	192,008

1919 Funds 2018 Annual Report

Notes to financial statements (cont'd)

	Financial Services Fund	Maryland Fund	Socially Responsive Fund
Capital loss carryforwards	$—	$(2,688,614)	$—
Other book/tax temporary differences*	(93,844)	(86,013)	(26,112)
Total distributable earnings	$46,202,331	$568,992	$23,491,719

*  Other book/tax differences are attributable primarily to post-October losses and timing of the deductibility of various expenses.

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017, for each Fund was as follows:

FINANCIAL SERVICES FUND

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distribution Paid From:
Ordinary Income	$395,890	$151,413
Net Long Term Capital Gains	3,652,858	—
Total	$4,048,748	$151,413

MARYLAND FUND

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distribution Paid From:
Tax Exempt Income	$2,568,497	$3,210,908
Ordinary Income	37,123	46,651
Total	$2,605,620	$3,257,559

SOCIALLY RESPONSIVE FUND

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distribution Paid From:
Ordinary Income	$1,068,859	$935,160
Net Long Term Capital Gains	7,583,225	6,474,453
Total	$8,652,084	$7,409,613

As of December 31, 2018, the Funds have capital loss carry forward amounts ("CLCFs") as summarized in the following table. Under the provision of the Regulated Investment Company Modernization Act of 2010, CLCFs can be carried forward indefinitely, and applied to offset future capital gains. CLCFs are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year.

The Funds are required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer in to their next fiscal year any net capital losses incurred from November 1

1919 Funds 2018 Annual Report

through the end of the fiscal year. As of December 31, 2018, the Funds deferred, on a tax basis, post-October losses as shown in the table below:

	Financial Services Fund	Maryland Fund	Socially Responsive Fund
Capital Loss Carryovers — Short-Term	—	$121,823	—
Capital Loss Carryovers — Long-Term	—	2,566,791	—
Post-October Losses	$54,490	—	—

Note 6. Class specific expenses

The Funds have each adopted a Rule 12b-1 distribution plan, under which the Funds pay a service fee with respect to their Class A, Class B (as applicable), and Class C shares as reflected in the table below. The Funds pay a distribution fee with respect to Class B (as applicable) and Class C shares as reflected in the table below. Service and distribution fees are accrued daily and paid monthly.

Fund	Class A	Class B Service	Class B Distribution	Class C Service	Class C Distribution
Financial Services Fund	0.25%	N/A	N/A	0.25%	0.75%
Maryland Fund	0.15%	N/A	N/A	0.25%	0.45%
Socially Responsive Fund	0.25%	0.25%	0.75%	0.25%	0.75%

For the year ended December 31, 2018, class specific expenses were as follows:

FINANCIAL SERVICES FUND

	December 31, 2018
	Distribution Fees	Transfer Agent Fees
Class A	$267,458	$104,524
Class C	586,945	37,801
Class I	—	74,526
Total	$854,403	$216,851

MARYLAND FUND

	December 31, 2018
	Distribution Fees	Transfer Agent Fees
Class A	$91,956	$31,466
Class C	111,519	7,927
Class I	—	8,298
Total	$203,475	$47,691

SOCIALLY RESPONSIVE FUND

	December 31, 2018
	Distribution Fees	Transfer Agent Fees
Class A	$267,040	$140,309
Class B	4,233	4,701
Class C	122,050	8,497
Class I	—	6,689
Total	$393,323	$160,196

1919 Funds 2018 Annual Report

Notes to financial statements (cont'd)

Note 7. Shares of beneficial interest

At December 31, 2018, the Funds had an unlimited number of shares of beneficial interest with no par value per share. The Funds have the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of each class were as follows:

FINANCIAL SERVICES FUND

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,204,691	$33,653,057	1,625,579	$40,295,543
Shares issued on reinvestment	43,417	1,060,235	—	—
Shares repurchased	(2,482,597)	(68,618,028)	(1,192,439)	(29,611,108)
Net increase (decrease)	(1,234,489)	$(33,904,736)	433,140	$10,684,435
Class C
Shares sold	554,877	$14,301,161	756,538	$17,422,594
Shares issued on reinvestment	35,179	788,369	—	—
Shares repurchased	(487,641)	(11,853,646)	(308,914)	(7,095,658)
Net increase	102,415	$3,235,884	447,624	$10,326,936
Class I
Shares sold	3,190,096	$90,111,881	1,848,267	$46,488,609
Shares issued on reinvestment	78,320	1,929,809	5,240	143,794
Shares repurchased	(1,668,197)	(44,540,660)	(657,323)	(16,300,937)
Net increase	1,600,219	$47,501,030	1,196,184	$30,331,466

MARYLAND FUND

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	252,410	$3,873,870	168,981	$2,671,965
Shares issued on reinvestment	104,798	1,610,078	128,679	2,031,224
Shares repurchased	(1,145,495)	(17,623,310)	(1,477,260)	(23,281,365)
Net decrease	(788,287)	$(12,139,362)	(1,179,600)	$(18,578,176)
Class C
Shares sold	54,491	$837,419	88,298	$1,393,475
Shares issued on reinvestment	20,352	312,668	24,405	385,287
Shares repurchased	(258,645)	(3,970,111)	(328,023)	(5,158,414)
Net decrease	(183,802)	$(2,820,024)	(215,320)	$(3,379,652)
Class I
Shares sold	333,945	$5,119,860	407,095	$6,434,265
Shares issued on reinvestment	25,732	395,335	27,606	435,778
Shares repurchased	(416,611)	(6,408,575)	(447,659)	(7,045,679)
Net decrease	(56,934)	$(893,380)	(12,958)	$(175,636)

1919 Funds 2018 Annual Report

SOCIALLY RESPONSIVE FUND

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	541,398	$9,935,852	387,939	$6,837,863
Shares issued on reinvestment	370,926	6,457,115	340,707	6,054,106
Shares repurchased	(783,107)	(14,312,444)	(721,406)	(12,659,503)
Net increase	129,217	$2,080,523	7,240	$232,466
Class B
Shares sold	—	$—	138	$2,397
Shares issued on reinvestment	1,032	17,375	2,353	40,847
Shares repurchased	(26,072)	(468,001)	(53,308)	(910,851)
Net decrease	(25,040)	$(450,626)	(50,817)	$(867,607)
Class C
Shares sold	183,404	$3,317,639	56,030	$999,757
Shares issued on reinvestment	34,531	603,608	29,463	529,898
Shares repurchased	(118,224)	(2,175,643)	(169,841)	(2,951,968)
Net increase (decrease)	99,711	$1,745,604	(84,348)	$(1,422,313)
Class I
Shares sold	794,071	$14,609,682	230,132	$4,009,226
Shares issued on reinvestment	68,480	1,190,225	25,920	459,876
Shares repurchased	(275,413)	(4,893,876)	(119,641)	(2,091,815)
Net increase	587,138	$10,906,031	136,411	$2,377,287

Note 8. Subsequent events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the period end, the Maryland Fund has made the following distributions per share:

Record Date	Payable Date	Class A	Class C	Class I
Daily	1/31/2019	$0.036828	$0.029660	$0.038800

The Funds have determined that there were no other subsequent events that would need to be disclosed in the financial statements.

Note 9. New accounting pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general,

1919 Funds 2018 Annual Report

Notes to financial statements (cont'd)

the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

1919 Funds 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of 1919 Financial Services Fund,
1919 Maryland Tax-Free Income Fund, and
1919 Socially Responsive Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of 1919 Financial Services Fund, 1919 Maryland Tax-Free Income Fund, and 1919 Socially Responsive Balanced Fund, each a series of shares of beneficial interest in Trust for Advised Portfolios (the "Funds"), including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods as noted in the table below, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended March 31, 2014 of the 1919 Financial Services Fund were audited by other auditors whose report dated May 14, 2014, expressed an unqualified opinion on such financial highlights. The financial highlights for the year ended March 31, 2014 of the 1919 Maryland Tax-Free Income Fund were audited by other auditors whose report dated May 15, 2014, expressed an unqualified opinion on such financial highlights. The financial highlights for the year ended January 31, 2014 of the 1919 Socially Responsive Balanced Fund were audited by other auditors whose report dated March 18, 2014, expressed an unqualified opinion on such financial highlights.

Financial Highlights
1919 Financial Services Fund	For the period April 1, 2014 to December 31, 2014 and each of the years in the four-year period ended December 31, 2018
1919 Maryland Tax-Free Income Fund	For the period April 1, 2014 to December 31, 2014 and each of the years in the four-year period ended December 31, 2018
1919 Socially Responsive Balanced Fund	For the period February 1, 2014 to December 31, 2014 and each of the years in the four-year period ended December 31, 2018

1919 Funds 2018 Annual Report

Report of independent registered public accounting firm (cont'd)

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2014.

Philadelphia, Pennsylvania
February 28, 2019

1919 Funds 2018 Annual Report

1919 Funds

Other information (unaudited)

December 31, 2018

Proxy Voting

The Funds' proxy voting guidelines and a record of the Predecessor Funds' proxy votes for the 12 months ended June 30, 2018 are available without charge, upon request, by calling 1-844-828-1919 and on the Securities and Exchange Commission's website at www.sec.gov.

Quarterly Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the EDGAR database on the Securities and Exchange Commission's website at www.sec.gov. These Forms may also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information

The percentage of the ordinary income distributions paid monthly by the Maryland Tax-Free Income Fund for the year ended December 31, 2018 qualifying as tax-exempt interest dividends for Federal income tax purposes is 98.57%.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income for the year ended December 31, 2018, designated as qualified dividend/net interest income for the Funds is as follows:

Percentage
1919 Financial Services Fund	100.00%
1919 Socially Responsive Balanced Fund	86.71

100% of the ordinary income distributions paid monthly by the 1919 Maryland Tax-Free Income Fund for the year ended December 31, 2018, are Qualified Net Investment Income.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2018, is as follows:

Percentage
1919 Financial Services Fund	100.00%
1919 Maryland Tax-Free Income Fund	—
1919 Socially Responsive Balanced Fund	86.53

1919 Funds 2018 Annual Report

1919 Funds

Other information (unaudited) (cont'd)

December 31, 2018

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the period ended December 31, 2018, by Funds is as follows:

Percentage
1919 Financial Services Fund	—%
1919 Maryland Tax-Free Income Fund	—
1919 Socially Responsive Balanced Fund	39.64

1919 Funds 2018 Annual Report

Approval of investment advisory agreement for
1919 Financial Services Fund
1919 Maryland Tax-Free Income Fund
1919 Socially Responsive Balanced Fund (unaudited)

At a meeting held on August 21 and 22, 2018, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with 1919 Investment Counsel, LLC ("1919" or the "Adviser"), for the 1919 Financial Services Fund (the "Financial Services Fund"), 1919 Maryland Tax-Free Income Fund (the "Maryland Fund"), and 1919 Socially Responsive Balanced Fund (the "Socially Responsive Fund", each a "Fund" and together, the "Funds"). Ahead of the August meeting, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board's approval of the renewal of the Advisory Agreement:

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of 1919, including information regarding its compliance program, chief compliance officer and compliance record, and its disaster recovery/business continuity plan. The Board also considered the prior relationship between 1919 and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the prior year it had met with the Adviser in person to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that 1919 had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

1919 Funds 2018 Annual Report

Approval of investment advisory agreement for
1919 Financial Services Fund
1919 Maryland Tax-Free Income Fund
1919 Socially Responsive Balanced Fund (unaudited) (cont'd)

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark indexes.

o  For the Financial Services Fund, the Board considered that, on an annualized basis over various periods of time, the Fund had outperformed relative to its peer group median/average as of June 30, 2018, and the S&P 500 as of March 31, 2018, but lagged relative to the S&P Financial Index. The Board noted that the Fund had achieved more than ten calendar years of performance results.

o  For the Maryland Fund, the Board considered that on an annualized basis over various periods of time since inception, the Fund had performed slightly below its peer group median/average for the 1, 3, and 5 year periods as of June 30, 2018, but had outperformed for the year-to-date and 10 year periods. The Board also considered that the Fund underperformed its benchmark index as of March 31, 2018. The Board took into account that both the peer group and the benchmark index covered states other than Maryland and, therefore, the Board also reviewed performance information for the Maryland Fund against four competitors in the Maryland municipal bond fund space over various periods of time. The Board considered that on an annualized basis, the Fund had performed mostly in line relative to its Maryland-specific peer group over various periods of time. The Board noted that the Fund had achieved more than ten calendar years of performance results.

o  For the Socially Responsive Fund, the Board considered that on an annualized basis over various periods of time, the Fund outperformed its peer group median/average as of June 30, 2018, other than for the 10-year period, but lagged relative to its benchmark index as of March 31, 2018 for all periods except for the one-year period during which it outperformed the index. The Board noted that the Fund had achieved more than ten calendar years of performance results.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of advisory fees payable by the Funds, including a comparison of those fees to fees charged by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain annual expense caps for each of the Funds' classes.

o  For the Financial Services Fund, the Board noted that the Fund's advisory fee and net expense ratio were in line with its peer group median and average. After reviewing the materials that were provided, the Trustees concluded that the fees to be received by 1919 were fair and reasonable.

1919 Funds 2018 Annual Report

o  For the Maryland Fund, the Board noted that the Fund's advisory fee was higher, and the net expense ratio was slightly lower, than its peer group median and average. The Board took into account that the peer group included single state municipal bond funds other than Maryland and, therefore, also reviewed advisory and net expense ratio information for the Fund against four competitors in the Maryland municipal bond fund space.

o  For the Socially Responsive Fund, the Board considered that the Fund's advisory fee was lower than both the peer group median and average. The Board noted that the Fund's net expense ratio was somewhat higher than its peer group median and average.

•  After reviewing the materials that were provided, the Trustees concluded that the fees to be received by 1919 were fair and reasonable.

•  The Trustees considered 1919's assertion that, based on the asset size of the Financial Services Fund and the Maryland Fund, economies of scale had not yet been achieved.

•  The Trustees considered that, in addition to 1919's commitment to maintain its cap on the Socially Responsive Fund's expense ratio, 1919's advisory fee schedule includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as Fund assets grow.

•  The Trustees considered the profitability of 1919 from managing the Funds. In assessing 1919's profitability, the Trustees reviewed 1919's financial information that was provided in the materials and took into account both the direct and indirect benefits to 1919 from managing the Funds. The Trustees concluded that 1919's profits from managing the Funds were not excessive and, after a review of the relevant financial information, 1919 appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Funds.

1919 Funds 2018 Annual Report

Trustee and officer information (unaudited)

December 31, 2018

Independent Trustees4:

John Chrystal
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years

Private Investor. Previously Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.

Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J.
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1943
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years

Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.

Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None
Harry E. Resis
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1945
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past 5 years	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

1919 Funds 2018 Annual Report

Interested Trustee5:

Christopher E. Kashmerick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1974
Position(s) held with Trust	Trustee, Chairman, President and Principal Executive Officer
Term of office[1] and length of time served	Trustee since 2018; Chairman since 2018; President and Principal Executive Officer since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)

Officers:

Steven J. Jensen
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1957
Position(s) held with Trust	Vice President, Chief Compliance Officer and AML Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1980
Position(s) held with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Eric W. Pinciss, Esq.
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1975
Position(s) held with Trust	Secretary
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present)

1  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

1919 Funds 2018 Annual Report

Trustee and officer information (unaudited) (cont'd)

December 31, 2018

2  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

3  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

4  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

5  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds' distributor.

1919 Funds 2018 Annual Report

Privacy Notice

The 1919 Funds collect non-public information about you from the following sources:

Information we receive about you on applications or other forms;

Information you give us orally; and/or

Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing a Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

1919 Funds 2018 Annual Report

Investment adviser

1919 Investment Counsel, LLC
One South Street, Suite 2500
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer agent, fund accountant and fund administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent registered public accounting firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Annual Report

December 31, 2018

1919 VARIABLE SOCIALLY RESPONSIVE BALANCED FUND

Table of Contents

Letter to Shareholders	II
Fund performance	1
Fund expenses	3
Fund at a glance	4
Schedule of investments	5
Statement of assets and liabilities	10
Statement of operations	11
Statements of changes in net assets	12
Financial highlights	13
Notes to financial statements	14
Report of independent registered public accounting firm	21
Other information	23
Approval of investment
advisory agreement	24
Trustee and officer information	26
Privacy notice	29
Directory of funds' service providers	Back Cover

Letter to Shareholders

Dear Shareholder,

We are pleased to bring you the annual report on the 1919 Variable Socially Responsive Balanced Fund ("the Fund") through December 31, 2018.

Throughout the year, the Fund took a variety of measures to respond to changing market conditions. During the first half of the year we increased exposure to the Health Care, Consumer Discretionary, and Materials sectors and decreased exposure to the Industrials and Financials sectors. During the second half of the year we added to the Communication Services exposure while reducing exposure to the Information Technology sector.

Throughout the year, we maintained an overweight in the Health Care, Financials, Industrials, and Information Technology sectors and an underweight in the Energy, Real estate, Telecommunications and Utilities sectors.

In the fixed-income portion of the Fund, we purchased Treasuries, Agencies and Corporates including five green bonds with varying maturities. Going forward, we believe the curve could remain relatively flat until inflation becomes a greater concern. Given that the Fed is on hold for the time being and economic data does not appear to be flashing yellow for rampant inflation, we anticipate buying along the curve where we see opportunities.

In the equity portion of the Fund, our stock selection in the Information Technology, Industrials, Consumer Staples, Energy, Materials, and Health Care sectors contributed to relative performance in 2018. In terms of sector positioning, our overweighting in the Health Care sector and underweighting in the Energy and Materials sectors also enhanced results. On an individual stock basis, the largest contributors to performance for the year were Boston Scientific Corp., Adobe Systems Inc., Salesforce.com Inc., Amazon.com Inc., and Intuit Inc.

The leading contributor to performance in the fixed-income portion of the Fund was our exposure to longer dated Agencies. The other significant contributor to performance was a shorter duration of 4.80 relative to the Fund's fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Index, which had a duration of 5.87. On an individual security basis, the largest contributors to return were International Bank for

1919 Variable Socially Responsive Balanced Fund 2018 Annual Report

Reconstruction and Development (Green Bond) 3.125% 11/20/25, United States Treasury Bonds 7.5% 11/15/24, Boston Properties LP (Green Bond) 4.5% 12/1/28, FNMA 6.25% 5/15/29, and United States Treasury Bonds 7.625% 11/15/22.

In the equity portion of the Fund, our stock selection in the Financials, Communication Services, and Consumer Discretionary sectors detracted from relative results for the year. In terms of sector positioning, our overweighting in the Industrials and Financials sector detracted from performance. On an individual stock basis, the largest detractors from performance were Invesco Ltd., Celgene Corp., Texas Capital Bancshares Inc., Citizens Financial Group Inc., and BorgWarner Inc.

In the fixed-income portion of the Fund, the leading detractor to performance was our overweight to the corporate sector, more specifically to longer-dated securities. On an individual security basis, the largest detractors from performance were Comcast Corp. 5.65% 6/15/35, Ford Motor Co. 4.346% 12/8/26, Microsoft Corp. 4.2% 11/3/35, Gilead Sciences Inc. 4.6% 9/1/35 and Bank of America Corp. 4.813% 11/25/27.

Thank you for your investment in the 1919 Variable Socially Responsive Balanced Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment and social goals.

Sincerely,

Ronald T. Bates
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Aimee M. Eudy
Portfolio Manager (Fixed-Income Portion)
1919 Investment Counsel, LLC

Bloomberg Barclays U.S. Aggregate Index — a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Past performance is not a guarantee of future results.

Opinions expressed herein are as of December 31, 2018 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

It is not possible to invest in an index.

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. In addition

1919 Variable Socially Responsive Balanced Fund 2018 Annual Report

Letter to Shareholders (cont'd)

to normal risks associated with investing, narrowly focused investments typically exhibit higher volatility. The financial services sector may be subject to greater governmental regulation, competitive pressures and rapid technological change and obsolescence, which may have a materially adverse effect on the sector. Additionally, a Fund's performance will be influenced by political, social and economic factors affecting any investments in companies in foreign countries. The securities of small and mid-sized companies tend to be more volatile than those of larger companies. A Fund's use of derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Municipal securities purchased by a Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Also, if a Fund uses a social awareness criterion, there may be a smaller universe of investments. Please see the Fund's prospectus for a more complete discussion of applicable risks, and the Fund's investment strategies.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Variable Socially Responsive Balanced Fund 2018 Annual Report

Fund performance (unaudited)

Hypothetical comparison of Change in Value of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund over ten years. Assumes reinvestment of dividends and capital gains. This chart does not imply any future performance.

Total Returns as of December 31, 2018

	1 Year	5 Years*	10 Years*
1919 Variable Socially Responsive Balanced Fund	-0.94%	5.71%	9.10%
S&P 500 Index(i)	-4.38	8.49	13.12
Bloomberg Barclays U.S. Aggregate Index(ii)	0.01	2.52	3.48
Blended S&P 500 Index (70%) Barclays U.S. Aggregate Index (30%)(iii)	-2.82	6.82	10.37

*  Average annualized returns

As of the Fund's current prospectus dated April 30, 2018, the gross total and net annual operating expense ratios were 1.29% and 0.89%(iv), respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

As of November 7, 2014, the Fund assumed the performance, financial and other historic information of the Legg Mason Investment Counsel Variable Social Awareness Portfolio.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

1919 Variable Socially Responsive Balanced Fund 2018 Annual Report
1

Fund performance (unaudited) (cont'd)

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(iii)  The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) has been prepared to parallel the targeted allocation of investments between equity and fixed-income securities. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays U.S. Aggregate Index.

(iv)  The Advisor has contractually agreed to waive fees and reimburse operating expenses through April 30, 2019.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Variable Socially Responsive Balanced Fund 2018 Annual Report
2

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
-4.37%	$1,000.00	$956.30	0.89%	$4.39

Based on hypothetical total return1

Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
2.52%	$1,000.00	$1,020.72	0.89%	$4.53

1  For the six months ended December 31, 2018.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365

1919 Variable Socially Responsive Balanced Fund 2018 Annual Report
3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund's investments as of December 31, 2018 and December 31, 2017. The Fund is actively managed. As a result, the composition of the Fund's investments is subject to change at any time.

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Schedule of investments

December 31, 2018

1919 Variable Socially Responsive Balanced Fund

Security	Shares	Value
Common Stocks — 66.8%
Communication Services — 0.8%
Walt Disney Co/The	2,510	$275,221
Total Communication Services		275,221
Consumer Discretionary — 8.4%
Amazon.com Inc.	585	878,652	*
BorgWarner Inc.	12,270	426,260
Home Depot Inc/The	3,540	608,243
Royal Caribbean Cruises Ltd.	5,235	511,931
TJX Cos Inc.	11,500	514,510
Total Consumer Discretionary		2,939,596
Consumer Staples — 6.5%
Costco Wholesale Corp.	3,205	652,891
CVS Health Corp.	6,500	425,880
Estee Lauder Cos. Inc., Class A Shares	5,400	702,540
PepsiCo Inc.	4,425	488,874
Total Consumer Staples		2,270,185
Financials — 9.7%
Citizens Financial Group Inc.	15,155	450,558
CME Group Inc.	3,190	600,103
Discover Financial Services	8,730	514,895
Invesco Ltd.	11,070	185,312
JPMorgan Chase & Co.	8,110	791,698
Prologis Inc.	6,475	380,212
Simon Property Group LP	1,345	225,947
Texas Capital Bancshares Inc.	5,255	268,478	*
Total Financials		3,417,203
Health Care — 10.2%
Boston Scientific Corp.	21,430	757,336	*
Celgene Corp.	5,235	335,511	*
Chubb Limited	4,240	547,723
Teleflex Inc.	2,020	522,130
Thermo Fisher Scientific Inc.	2,550	570,664
UnitedHealth Group Inc.	3,415	850,745
Total Health Care		3,584,109
Industrials — 10.5%
Bloom Energy Corp.	6,945	69,311	*
Cintas Corp.	3,740	628,283
Danaher Corp.	5,345	551,176
Eaton Corp. PLC	7,060	484,740

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Schedule of investments (cont'd)

December 31, 2018

1919 Variable Socially Responsive Balanced Fund

Security			Shares	Value
Industrials — continued
HD Supply Holdings Inc.			11,025	$413,658	*
Illinois Tool Works Inc.			3,770	477,621
Union Pacific Corp.			3,740	516,980
Xylem Inc/NY			8,265	551,441
Total Industrials				3,693,210
Information Technology — 18.5%
Adobe Systems Inc.			2,440	552,025	*
Alphabet Inc., Class A Shares			900	940,464	*
Analog Devices Inc.			3,775	324,008
Apple Inc.			5,155	813,150
Broadcom Inc.			1,350	343,278
Cognex Corp.			6,685	258,509
Facebook Inc.			3,630	475,857	*
Intuit Inc.			2,115	416,338
Microsoft Corp.			6,255	635,320
PayPal Holdings Inc.			6,580	553,312	*
Salesforce.com Inc.			4,110	562,947	*
Visa Inc., Class A Shares			4,850	639,909
Total Information Technology				6,515,117
Telecommunication Services — 0.6%
AT&T Inc.			6,995	199,637
Total Telecommunication Services				199,637
Utilities — 1.6%
American Water Works Co. Inc.			6,345	575,936
Total Utilities				575,936
Total Common Stocks (Cost — $16,755,166)				23,470,214
	Rate	Maturity Date	Face Amount
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), 3835 BA	4.000%	8/15/38	$20,381	20,641
Federal National Mortgage Association (FNMA), 2001-53 CY	4.000%	6/25/41	8,271	8,580
Total Collateralized Mortgage Obligations (Cost — $29,540)				29,221
Corporate Bonds — 19.0%
Consumer Discretionary — 2.1%
Cintas Corp No 2	2.900%	4/1/22	100,000	98,440
Comcast Corp.	3.375%	2/15/25	70,000	68,616
Comcast Corp.	5.650%	6/15/35	200,000	219,617

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1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Discretionary — continued
Ford Motor Co.	4.346%	12/8/26	$145,000	$129,377
Ford Motor Credit Co LLC	8.125%	1/15/20	195,000	202,495
Total Consumer Discretionary				718,545
Consumer Staples — 0.9%
CVS Health Corp.	3.875%	7/20/25	95,000	92,710
CVS Health Corp.	4.780%	3/25/38	105,000	100,927
PepsiCo Inc.	3.100%	7/17/22	135,000	135,123
Total Consumer Staples				328,760
Financials — 8.0%
Aflac Inc.	4.000%	2/15/22	130,000	132,717
American Express Credit Corp.	2.200%	3/3/20	125,000	123,677
Bank of America Corp. (effective 5/17/2021, 3M US LIBOR + 0.63%)	3.499%	5/17/22	130,000	130,064	(b)
Bank of America Corp. (effective 1/23/2025, 3M US LIBOR + 0.81%)	3.366%	1/23/26	160,000	153,099	(b)
Bank of America Corp.	4.183%	11/25/27	165,000	158,883
BlackRock Inc.	4.250%	5/24/21	125,000	128,727
Boston Properties LP	4.500%	12/1/28	155,000	158,789
Citigroup Inc.	5.500%	9/13/25	110,000	115,594
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Rabobank)	4.500%	1/11/21	150,000	153,575
Intercontinental Exchange Inc.	3.750%	12/1/25	75,000	75,458
JPMorgan Chase & Co.	4.250%	10/15/20	195,000	198,565
JPMorgan Chase & Co. (3M US LIBOR + 1.10%)	3.866%	6/7/21	160,000	161,148	(a)
Morgan Stanley	5.000%	11/24/25	70,000	71,480
Simon Property Group LP	4.125%	12/1/21	110,000	112,646
Simon Property Group LP	3.375%	12/1/27	155,000	148,500
State Street Corp.	3.700%	11/20/23	120,000	121,311
TD Ameritrade Holding Corp.	2.950%	4/1/22	125,000	123,716
Toronto-Dominion Bank	1.450%	8/13/19	220,000	218,056
Toronto-Dominion Bank	1.850%	9/11/20	200,000	196,390
Westpac Banking Corp.	4.875%	11/19/19	110,000	111,720
Total Financials				2,794,115
Health Care — 2.0%
Celgene Corp.	3.900%	2/20/28	105,000	98,673
Express Scripts Holding Co.	3.050%	11/30/22	185,000	179,206
Gilead Sciences Inc.	4.500%	4/1/21	125,000	128,692
Gilead Sciences Inc.	4.600%	9/1/35	100,000	101,136
Medtronic Inc.	4.125%	3/15/21	200,000	204,255
Total Health Care				711,962

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Schedule of investments (cont'd)

December 31, 2018

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 2.6%
Apple Inc.	2.850%	2/23/23	$185,000	$182,838
Microsoft Corp.	4.200%	11/3/35	175,000	181,738
QUALCOMM Inc.	2.250%	5/20/20	135,000	133,151
QUALCOMM Inc. (3M US LIBOR + 0.73%)	3.250%	1/30/23	110,000	109,441 (a)
QUALCOMM Inc.	3.450%	5/20/25	175,000	168,516
Texas Instruments Inc.	1.650%	8/3/19	150,000	148,802
Total Information Technology				924,486
Telecommunication Services — 1.4%
AT&T Inc.	4.450%	4/1/24	150,000	152,659
Verizon Communications Inc.	4.329%	9/21/28	104,000	104,633
Verizon Communications Inc.	4.500%	8/10/33	110,000	108,867
Verizon Communications Inc.	5.250%	3/16/37	105,000	109,698
Total Telecommunication Services				475,857
Utilities — 2.0%
DTE Electric Co.	4.050%	5/15/48	120,000	119,212
Duke Energy Carolinas LLC	3.350%	5/15/22	275,000	277,696
Georgia Power Co.	3.250%	4/1/26	100,000	93,601
Southern Power Co.	1.950%	12/15/19	220,000	216,731
Total Utilities				707,240
Total Corporate Bonds (Cost — $6,716,863)				6,660,965
Foreign Government Agency Issues — 2.3%
International Bank for Reconstruction & Development	3.125%	11/20/25	270,000	278,217
International Finance Corp.	1.750%	3/30/20	270,000	267,097
International Finance Corp.	2.000%	10/24/22	255,000	249,401
Total Foreign Government Agency Issues (Cost — $792,564)				794,715
Mortgage Backed Securities — 0.5%
Federal Home Loan Mortgage Corporation (FHLMC)
Gold Pool C91417	3.500%	1/1/32	44,665	45,492
Gold Pool A35826	5.000%	7/1/35	18,892	19,792
Gold Pool A49479	5.000%	6/1/36	23,066	24,496
Gold Pool A65694	6.000%	9/1/37	26,275	28,688
Federal National Mortgage Association (FNMA)
Pool 896885	6.000%	6/1/22	2,384	2,423
Pool 995262	5.500%	1/1/24	14,247	14,804
Pool 891596	5.500%	6/1/36	24,687	26,568
Pool 900936	6.500%	2/1/37	2,823	3,032
Pool 946594	6.000%	9/1/37	22,053	24,027
Total Mortgage Backed Securities (Cost — $178,550)				189,322

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1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 10.3%
Federal Home Loan Bank (FHLB)	5.500%	7/15/36	$40,000	$51,524
Federal Home Loan Mortgage Corp (FHLMC)	3.750%	3/27/19	120,000	120,373
Federal Home Loan Mortgage Corp (FHLMC)	1.250%	10/2/19	75,000	74,231
Federal Home Loan Mortgage Corp (FHLMC)	6.750%	9/15/29	35,000	46,767
Federal Home Loan Mortgage Corp (FHLMC)	6.250%	7/15/32	70,000	93,605
Federal National Mortgage Association (FNMA)	1.250%	5/6/21	165,000	160,275
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	110,000	141,230
Federal National Mortgage Association (FNMA)	6.625%	11/15/30	365,000	489,902
United States Treasury Bonds	7.875%	2/15/21	250,000	277,661
United States Treasury Bonds	8.000%	11/15/21	75,000	86,398
United States Treasury Bonds	7.250%	8/15/22	400,000	465,555
United States Treasury Bonds	7.625%	11/15/22	250,000	297,007
United States Treasury Bonds	6.250%	8/15/23	90,000	104,599
United States Treasury Bonds	7.500%	11/15/24	265,000	335,991
United States Treasury Bonds	6.875%	8/15/25	50,000	62,991
United States Treasury Bonds	6.750%	8/15/26	30,000	38,580
United States Treasury Bonds	5.500%	8/15/28	10,000	12,356
United States Treasury Bonds	3.500%	2/15/39	131,000	143,355
United States Treasury Bonds	4.375%	11/15/39	242,000	296,833
United States Treasury Notes	3.625%	2/15/20	125,000	126,372
United States Treasury Notes	2.625%	8/15/20	200,000	200,328
Total U.S. Government & Agency Obligations (Cost — $3,479,976)				3,625,933
			Shares
Short-Term Investment — 0.8%
Fidelity Institutional Money Market - Government Portfolio - Class I	2.250%		286,293	286,293 (c)
Total Short-Term Investment (Cost — $286,293)				286,293
Total Investments — 99.8% (Cost — $28,238,952)				35,056,663
Other Assets in Excess of Liabilities — 0.2%				54,207
Total Net Assets — 100.0%				$35,110,870

Notes:

*  Non-income producing security.

(a)  Variable rate security. Reference rate and spread are included in the description.

(b)  Fixed to floating rate. Effective date of change and formula disclosed.

(c)  The rate is the annualized seven-day yield at period end.

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statement of assets and liabilities

December 31, 2018

Assets:
Investments in securities at value (cost $28,238,952)	$35,056,663
Dividends and interest receivable	137,586
Prepaid expenses	465
Total Assets	35,194,714
Liabilities:
Payable for Fund shares repurchased	2,682
Advisory fees payable	2,833
Accrued other expenses	78,329
Total Liabilities	83,844
Net Assets	$35,110,870
Components of Net Assets:
Paid-in capital	$28,159,119
Total distributable earnings	6,951,751
Net Assets	$35,110,870
Total Fund:
Net Assets	$35,110,870
Shares Issued and Outstanding (unlimited shares authorized, no par value)	1,401,086
Net Asset Value, Redemption Price and Offering Price Per Share	$25.06

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Dividend income (Net of foreign tax of $1,061)	$377,077
Interest income	343,046
Total Investment Income	720,123
Expenses:
Advisory fees (Note 3)	253,504
Transfer agent fees and expenses (Note 3)	95,845
Administration and fund accounting fees (Note 3)	75,482
Shareholder reporting fees	18,989
Audit fees	17,000
Legal fees	12,677
Trustees' fees (Note 3)	11,796
Miscellaneous	7,467
Compliance fees (Note 3)	6,287
Custody fees (Note 3)	4,000
Insurance fees	2,810
Total Expenses	505,857
Expenses waived by the Adviser (Note 3)	(158,752)
Net Expenses	347,105
Net Investment Income	373,018
Realized and Unrealized Gain/Loss on Investments
Net realized gain on investments	2,363,352
Net change in unrealized appreciation/depreciation on investments	(2,925,786)
Net Realized and Unrealized Loss on Investments	(562,434)
Net Decrease in Net Assets Resulting from Operations	$(189,416)

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statements of changes in net assets

For the year ended December 31,	2018	2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$373,018	$403,317
Net realized gain on investments	2,363,352	3,161,021
Net change in unrealized appreciation/depreciation on investments	(2,925,786)	2,426,294
Net Increase/Decrease in Net Assets Resulting from Operations	(189,416)	5,990,632
Distributions to Shareholders	(3,452,501)	(3,107,005)*
Capital Transactions:
Net proceeds from shares sold	414,318	219,372
Reinvestment of distributions	3,452,501	3,107,005
Cost of shares repurchased	(4,469,550)	(4,741,200)
Net Decrease in Net Assets from Capital Transactions	(602,731)	(1,414,823)
Total Increase (Decrease) in Net Assets	(4,244,648)	1,468,804
Net Assets:
Beginning of year	39,355,518	37,886,714
End of year	$35,110,870	$39,355,518 **
Capital Share Transactions:
Shares sold	14,027	8,123
Shares reinvested	131,725	112,573
Shares repurchased	(156,394)	(169,972)
Net Decrease in Shares Outstanding	(10,642)	(49,276)

*  Includes distributions from net investment income of $397,638 and distributions from net realized gains of $2,709,367.

**  Includes undistributed net investment income of $49,905.

The Accompanying Notes are an Integral Part of these Financial Statements.

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Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31,

	2018	2017	2016	2015	2014
Net asset value, beginning of year	$27.88	$25.93	$26.29	$29.76	$30.96
Income (loss) from investment operations:
Net investment income[1]	0.28	0.29	0.28	0.29	0.27
Net realized and unrealized gain (loss) on investments	(0.42)	4.03	1.36	(0.78)	2.64
Total income (loss) from investment operations	(0.14)	4.32	1.64	(0.49)	2.91
Less distributions:
From net investment income	(0.30)	(0.30)	(0.26)	(0.39)	(0.28)
From net realized gain on investments	(2.38)	(2.07)	(1.74)	(2.59)	(3.83)
Total distributions	(2.68)	(2.37)	(2.00)	(2.98)	(4.11)
Net asset value, end of year	$25.06	$27.88	$25.93	$26.29	$29.76
Total return[2]	(0.94)%	16.74%	6.23%	(1.71)%	9.30%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$35,111	$39,356	$37,887	$40,309	$47,456
Ratios to average net assets
Gross expenses	1.30%	1.29%	1.28%	1.23%	0.94%
Net expenses[3]	0.89[5]	0.89[5]	0.89[5]	0.89[5]	0.92[4,5]
Net investment income	0.96	1.04	1.04	0.99	0.85
Portfolio turnover rate	19%	26%	31%	27%	26%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

3  The Adviser has agreed to limit expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to no more than 0.89% of the Fund's average net assets. This expense limitation arrangement cannot be terminated prior to April 30, 2020 without the Board of Trustees' consent.

4  The impact of compensating balance arrangements, if any, was less than 0.01%.

5  Reflects fee waivers and/or expense reimbursements.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Variable Socially Responsive Balanced Fund 2018 Annual Report
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Notes to financial statements

Note 1. Organization

1919 Variable Socially Responsive Balanced Fund (the "Fund") is a diversified series of Trust for Advised Portfolios (the "Trust"). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The Fund was converted to the Trust on November 10, 2014, and was previously organized under the Legg Mason Partners Variable Equity Trust as the Legg Mason Investment Counsel Variable Social Awareness Portfolio (the "Predecessor Fund").

Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Fund seeks capital appreciation and retention of net investment income.

Note 2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results may differ from those estimates.

(a) Securities valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter ("OTC") market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by 1919 Investment Counsel, LLC (the "Adviser" or "1919") under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

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Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's assets carried at value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments*
Common Stocks	$23,470,214	$—	$—	$23,470,214
Collateralized Mortgage Obligations	—	29,221	—	29,221
Corporate Bonds	—	6,660,965	—	6,660,965
Foreign Government Agency Issues	—	794,715	—	794,715
Mortgage Backed Securities	—	189,322	—	189,322
U.S. Government & Agency Obligations	—	3,625,933	—	3,625,933
Total long-term investments	$23,470,214	$11,300,156	$—	$34,770,370
Short-term investment	$286,293	$—	$—	$286,293
Total investments	$23,756,507	$11,300,156	$—	$35,056,663

*  See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded

1919 Variable Socially Responsive Balanced Fund 2018 Annual Report
15

Notes to financial statements (cont'd)

on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risk. The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distribution to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

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(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (''REITs'') held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund's records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Compensating balance arrangements. The Predecessor Fund had an arrangement with its custodian bank whereby a portion of the custodian's fees were paid indirectly by credits earned on the Fund's cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund has no examination in progress and is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Note 3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100 million	0.65%
Next $100 million	0.61
Next $100 million	0.51
Over $300 million	0.46

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17

Notes to financial statements (cont'd)

The Adviser has agreed to waive fees and reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses do not exceed 0.89% (the "expense cap"). This expense limitation arrangement cannot be terminated prior to April 30, 2020, without the Board of Trustees' consent. Prior to the conversion, the Predecessor Fund limited its operating expenses to 1.00% of average net assets.

Effective April 30, 2017, the Adviser is permitted to recapture amounts waived or reimbursed to the Fund over a rolling three year period, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the lesser of the established cap on expenses for that year or the cap in place when the waiver is incurred.

At December 31, 2018, the amounts waived by the Adviser and the eligible recapture periods are as follows:

December 31,
2020:	$155,665
2021:	158,752
Total	314,417

U.S. Bancorp Fund Services, LLC ("USBFS") serves as the Fund's administrator and transfer agent. The officers of the Trust are employees of USBFS. U.S. Bank serves as the Fund's custodian. Quasar Distributors, LLC, an affiliate of USBFS, acts as the Fund's distributor and principal underwriter. For the year ended, December 31, 2018, the Fund incurred the following expenses for administration & fund accounting, transfer agent, compliance and custody fees:

Administration & fund accounting	$75,482
Transfer Agency	$36,219
Compliance	$6,287
Custody	$4,000

At December 31, 2018, the Fund had payables due to USBFS for administration & fund accounting, transfer agent, compliance and custody fees in the following amounts:

Administration & fund accounting	$19,806
Transfer Agency	$9,249
Compliance	$1,518
Custody	$1,001

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $11,796 for their services and reimbursement of travel expenses during the year ended December 31, 2018. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

1919 Variable Socially Responsive Balanced Fund 2018 Annual Report
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Note 4. Investment transactions

During the year ended December, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follow:

	Investments	U.S. Government & Agency Obligations
Purchases	$6,490,825	$774,528
Sales	9,667,570	150,000

Note 5. Income tax information and distributions to shareholders

At December 31, 2018, the components of distributable accumulated earnings (deficit) on a tax basis were as follows:

Cost of Investments for tax purposes	$28,256,185
Gross tax unrealized appreciation	8,411,377
Gross tax unrealized depreciation	(1,610,899)
Net tax unrealized appreciation on investments	6,800,478
Undistributed ordinary income	79,812
Undistributed long-term capital gains	101,583
Other accumulated earnings	(30,122)
Total distributable earnings	$6,951,751

As of December 31, 2018, the Fund has no capital loss carryforward balance.

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017, was as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distribution Paid From:
Ordinary Income	$621,768	$667,432
Net Long Term Capital Gains	2,830,733	2,439,573

Note 6. Subsequent events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund's financial statements.

Note 7. New accounting pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes

1919 Variable Socially Responsive Balanced Fund 2018 Annual Report
19

Notes to financial statements (cont'd)

affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

1919 Variable Socially Responsive Balanced Fund 2018 Annual Report
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Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of 1919 Variable Socially Responsive Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of 1919 Variable Socially Responsive Balanced Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and

1919 Variable Socially Responsive Balanced Fund 2018 Annual Report
21

Report of independent registered public accounting firm (cont'd)

significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in Trust for Advised Portfolios since 2014.

Philadelphia, Pennsylvania
February 18, 2019

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22

Other information (unaudited)

December 31, 2018

Proxy Voting

The Fund's proxy voting guidelines and a record of the Predecessor Fund's proxy votes for the 12 months ended June 30, 2018 are available without charge, upon request, by calling 1-844-828-1919 and on the Securities and Exchange Commission's website at www.sec.gov.

Quarterly Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the EDGAR database on the Securities and Exchange Commission's website at www.sec.gov. These Forms may also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the period ended December 31, 2018 was 38.89%.

For the year ended December 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 52.48%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2018, was 50.76%.

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23

Approval of investment advisory agreement for the
1919 Variable Socially Responsive Balanced Fund
(unaudited)

At a meeting held on August 21 and 22, 2018, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with 1919 Investment Counsel, LLC ("1919" or the "Adviser"), for the 1919 Variable Socially Responsive Balanced Fund (the "Fund"). Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board's approval of the continuance of the Advisory Agreement:

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of 1919, including information regarding its compliance program, chief compliance officer, and compliance record, and its disaster recovery/business continuity plan. The Board also considered the prior relationship between 1919 and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the prior year it had met with the Adviser in person to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that 1919 had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark index. The Board considered that, on an annualized basis over various periods of time, the Fund outperformed its peer group median/average as of June 30, 2018, other than for the 10-year period, but lagged

1919 Variable Socially Responsive Balanced Fund 2018 Annual Report
24

relative to its benchmark index as of March 31, 2018, for all periods except the one-year period during which it outperformed the index. The Board noted that the Fund had achieved more than ten calendar years of performance results.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain an annual expense cap for the Fund. The Board noted that the Fund's advisory fee was lower than its peer group median and average and that the Fund's net expense ratio was higher than its peer group median and average. After reviewing the materials that were provided, the Trustees concluded that the fees to be received by 1919 were fair and reasonable.

•  The Trustees considered 1919's assertion that, based on the asset size of the Fund, economies of scale had not yet been achieved. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

•  The Trustees considered the profitability of 1919 from managing the Fund. In assessing 1919's profitability, the Trustees reviewed 1919's financial information that was provided in the materials and took into account both the direct and indirect benefits to 1919 from managing the Fund. The Trustees concluded that 1919's profits from managing the Fund were not excessive and, after a review of the relevant financial information, 1919 appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

1919 Variable Socially Responsive Balanced Fund 2018 Annual Report
25

Trustee and officer information (unaudited)

December 31, 2018

Independent Trustees4:

John Chrystal
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years

Private investor. Previously served as Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 – 2013). Previously a Partner at DiMaio Ahmad Capital, an investment management firm.

Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships held during past 5 years by Trustee[3]
Albert J. DiUlio, S.J.
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1943
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years

Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.

Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships held during past 5 years by Trustee[3]	None
Harry E. Resis
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1945
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past 5 years	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships held during past 5 years by Trustee[3]	None

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26

Interested Trustee5:

Christopher E. Kashmerick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1974
Position(s) held with Trust	Trustee, Chairman, President and Principal Executive Officer
Term of office[1] and length of time served	Trustee since 2018; Chairman since 2018; President and Principal Executive Officer since 2014.
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)

Officers:

Steven J. Jensen
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1957
Position(s) held with Trust	Vice President, Chief Compliance Officer and AML Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1980
Position(s) held with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Eric W. Pinciss, Esq.
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1975
Position(s) held with Trust	Secretary
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2012 – present)

1  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

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27

Trustee and officer information (unaudited) (cont'd)

December 31, 2018

2  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies to 1919 Variable Socially Responsive Balanced Fund (offered in a separate Prospectus and SAI) (together the "1919 Funds"). The 1919 Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

3  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

4  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

5  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund's distributor.

The Fund's Statement of Additional Information ("SAI") includes information about the Funds' Trustees and is available without charge, upon request, by calling (844) 886-9704.

1919 Variable Socially Responsive Balanced Fund 2018 Annual Report
28

Privacy notice

The 1919 Funds collect non-public information about you from the following sources:

Information we receive about you on applications or other forms;
Information you give us orally; and/or
Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing a Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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1919
Variable Socially Responsive Balanced Fund

Investment adviser

1919 Investment Counsel, LLC
One South Street, Suite 2500
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer agent, fund accountant and fund administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent registered public accounting firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave. NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

1919 Financial Services Fund

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$12,400	$12,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

1919 Maryland Tax-Free Income Fund

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$17,500	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

1919 Socially Responsive Balanced Fund

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$14,400	$14,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

1919 Variable Socially Responsive Balanced Fund

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$14,400	$14,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

1919 Financial Services Fund

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Maryland Tax-Free Income Fund

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Socially Responsive Balanced Fund

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Variable Socially Responsive Balanced Fund

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

1919 Financial Services Fund

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

1919 Maryland Tax-Free Income Fund

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

1919 Socially Responsive Balanced Fund

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

1919 Variable Socially Responsive Balanced Fund

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	3/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	3/7/19

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	3/7/19